Exhibit 10.2

SUPPLEMENTAL RETIREMENT PROGRAM FOR

MANAGEMENT PROFIT-SHARING ASSOCIATES OF

J. C. PENNEY CORPORATION, INC.

AS AMENDED AND RESTATED EFFECTIVE DECEMBER 31, 2007 at 11:59 p.m.

SUPPLEMENTAL RETIREMENT PROGRAM FOR
MANAGEMENT PROFIT-SHARING ASSOCIATES OF
J. C. PENNEY CORPORATION, INC.

Adopted Effective January 1, 1978

As Amended and Restated Effective December 31, 2007 at 11:59 p.m.

SUPPLEMENTAL RETIREMENT PROGRAM FOR
MANAGEMENT PROFIT-SHARING ASSOCIATES OF
J. C. PENNEY CORPORATION, INC.

Adopted Effective January 1, 1978

Amended and Restated Effective December 31, 2007, at 11:59:59 p.m.

ARTICLE I.    INTRODUCTION

The Supplemental Retirement Program for Management Profit--Sharing Associates of J. C. Penney Corporation, Inc. is a plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated associates. This document amends and restates the Plan, originally adopted effective January 1, 1978.

With respect to any Eligible Management Associate who terminated employment prior to August 1, 1995, benefits payable to such Eligible Management Associates are determined pursuant to the terms and conditions of the Supplemental Retirement Program for Management Profit-Sharing Associates of J. C. Penney Company, Inc. in effect as of July 31, 1995.

The provisions of the Plan as amended and restated herein will apply to the entire benefit of each Eligible Management Associate who is an Eligible Management Associate on or after the Effective Date and each Eligible Management Associate who had a Separation from Service prior to the Effective Date and had not commenced receiving benefit payments under the Plan as of the Effective Date. For all other Eligible Management Associates who have commenced receiving benefits under the Plan as of the Effective Date, the provisions of the Plan as in effect at the time each such Eligible Management Associates commenced receiving benefits will continue to be applicable. Set forth in Appendix IV for reference only is a copy of the Plan as in effect on October 3, 2004, and amendments to that Plan adopted after that date. Unless otherwise indicated, no provision of the Plan as amended and restated shall amend any provision of the Plan in Appendix IV.

ARTICLE II.    DEFINITIONS

For the purpose of this Plan the following terms shall have the following meanings:

Actuarial Equivalent or Actuarially Equivalent: A form of benefit payment under which the aggregate payments expected to be received are equal in value to the aggregate payments expected to be received under a different form of benefit payment using the interest rate and other factors set forth in this Section.

(a) This paragraph applies to determine the present value of a Plan Benefit payable to an Eligible Management Associate or a Spouse in the form of five annual installments or an immediate lump sum payment. “Actuarial Equivalent” or “Actuarially Equivalent” means an amount equal to the present value of the monthly Plan Benefit payable on the applicable Payment Commencement Date to the Eligible Management Associate in the form of a Single Life Annuity, or to the Spouse in the form of a “qualified preretirement survivor annuity” as that term is defined in Paragraph 4 of Article IV, calculated by using the Applicable Interest Rate and the Applicable Mortality Table.

(b) This paragraph applies to determine the present value of a Plan Benefit payable to an alternate payee pursuant to a domestic relations order. "Actuarial Equivalent" or "Actuarially Equivalent" means an amount calculated applying the methodology in Subparagraph (a) above using the alternate payee’s applicable commencement date calculated by using the Applicable Interest Rate and the Applicable Mortality Table.

Applicable Interest Rate: If an Eligible Management Associate has a Separation from Service prior to the Effective Date, or for a Beneficiary or Spouse of an Eligible Management Associate who dies prior to the Effective Date, the Applicable Interest Rate is the annual rate of interest on 30-year Treasury securities for the month of August, 2006, plus one percent. If an Eligible Management Associate has a Separation from Service after the Effective date, the adjusted first, second, and third segment rates under Code section 417(e)(3)(C) and (D), determined with regard to the 2008 through 2011 phase-in provision of Code section 417(e)(3)(D)(iii), for the month of August preceding a Payment Commencement Date occurring during the next following January 1 through June 30 period and for the month of February preceding a Payment Commencement Date occurring during the next following July 1 through December 31 period. Notwithstanding the foregoing, for purposes of calculating the phase-in of the Applicable Interest Rate, 1% will be added to the annual rate of interest on 30-year Treasury securities for the above-determined month.

Applicable Mortality Table: If an Eligible Management Associate has a Separation from Service prior to the Effective Date, or for a Beneficiary or Spouse of an Eligible Management Associate who dies prior to the Effective Date, the Applicable Mortality Table is the mortality table as prescribed by the Secretary of the Treasury under Code section 417(e)(3) as in effect for August, 2006. If an Eligible Management Associate has a Separation from Service after the Effective Date, the Applicable Mortality Table is the mortality table as prescribed by the Secretary of the Treasury under Code section 417(e)(3) for the Plan Year containing the Payment Commencement Date.

Associate: Any person who is employed by a Controlled Group Member if the relationship between a Controlled Group Member and such person would constitute the legal relationship of employer and employee, including an officer who may or may not be a director, but excluding a director serving only in that capacity, and excluding any employee of a Controlled Group Member substantially all the operations of which are outside the United States unless United States Social Security contributions are made on behalf of such employee.

Average Final Compensation: The average annual Compensation of an Eligible Management Associate in respect of the three calendar years of his highest Compensation determined by taking into account (a) the Compensation attributable to the Eligible Management Associate's Credited Service in the calendar year in which occurs such Early Retirement Date, Traditional Retirement Date, or Late Retirement Date, as the case may be, and (b) the Compensation during either of the following, whichever is appropriate:

(i)  the 9 full calendar years of Final Service immediately preceding the calendar year in which occurs the Eligible Management Associate's Early Retirement Date, Traditional Retirement Date, or Late Retirement Date, as the case may be; or

(ii)  if such Eligible Management Associate has less than 9 full calendar years of Final Service, the entire number of full calendar years of such Final Service immediately preceding the calendar year in which occurs the Eligible Management Associate's Early Retirement Date, Traditional Retirement Date, or Late Retirement Date, as the case may be.

If such Eligible Management Associate has less than three full calendar years of Final Service prior to the calendar year in which occurs his Early Retirement Date, Traditional Retirement Date, or Late Retirement Date, Average Final Compensation shall mean the aggregate Compensation earned with respect to the Eligible Management Associate's Final Service immediately preceding the calendar year in which occurs his Early Retirement Date, Traditional Retirement Date or Late Retirement Date, divided by the total number of full months of such Final Service, multiplied by 12.

Benefit Commencement Date: The date upon which payment of a Pension Plan Participant's retirement benefit is scheduled to begin pursuant to the terms of the Pension Plan.

Benefit Restoration Plan: The J. C. Penney Corporation, Inc. Benefit Restoration Plan, as amended from time to time.

Benefits Administration Committee: The committee appointed by the Human Resources Committee and authorized by Article VI to administer the Plan.

Board of Directors: Board of Directors of the Parent Company.

Code: The Internal Revenue Code of 1986, as amended from time to time. References to "regulations" are to regulations published by the Secretary of the Treasury under applicable provisions of the Code, unless otherwise expressly indicated.

Company: Prior to January 27, 2002, J. C. Penney Company, Inc., a Delaware corporation, and on and after January 27, 2002, J. C. Penney Corporation, Inc., a Delaware corporation. The term "Company" will also include any successor employer, if the successor employer expressly agrees in writing as of the effective date of succession to continue the Plan.

Company Account(s): The account(s) of that name and any successor account(s) and/or fund(s) established and maintained pursuant to the Savings and Profit-Sharing Retirement Plan prior to January 1, 1999, the Savings, Profit-Sharing and Stock Ownership Plan, and the Mirror Savings Plans in which are reflected all Company contributions allocated to an Eligible Management Associate together with all assets attributable thereto.

Compensation: The total cash remuneration (including Profit Incentive Compensation) paid to an Associate by the Company or a Participating Employer, or, for the purpose of determining Average Final Compensation only, by a Controlled Group Member, that qualifies as wages as defined in Code Section 3401(a), determined without regard to any reduction for workers’ compensation and state disability insurance reimbursements, and all other compensation payments for which the Company or a Participating Employer or other Controlled Group Member is required to furnish the Associate a written statement under Code Sections 6041(d), 6051(a)(3) and 6052, reduced by the following items:

(a)  all expatriate and foreign service allowances, including without limitation cost-of-living adjustments;

(b)  tax gross-up payments;

(c)  noncash prizes;

(d)  income attributable to employer-provided group term life insurance;

(e)  income recognized with respect to stock options and stock awards;

(f)  tax equalizations payments;

(g)  taxable and nontaxable relocation payments;

(h)  payments of deferred amounts under any nonqualified plan of deferred compensation;

(i)  special payments made to an Associate under the Performance Unit Plan in the year of retirement or disability;

(j)  severance pay, outplacement pay, and/or critical pay;

(k)  third-party disability payments;

(l)  home sale bonus payments;

(m)  mortgage interest assistance payments;

(n)  senior management perquisites, tax preparation fees, and allowances for travel from Alaska and Hawaii;

(o)  legal settlements constituting back pay or other wage payments;

(p)  non-associate travel reimbursements;

(q)  clothing allowance payments; and

(r)  payments made pursuant to a non-compete agreement.

In addition, Compensation includes any contributions made by a Participating Employer or other Controlled Group Member on behalf of an Associate pursuant to a deferral election under any employee benefit plan containing a cash or deferred arrangement under Code Section 401(k), and any amounts that would have been received as cash but for an election to receive benefits under a cafeteria plan meeting the requirements of Code Section 125, and amounts deferred by an Associate under the Mirror Savings Plans.

Each annual payment to an Associate from the Profit Incentive Compensation shall be deemed to have been made in the calendar year immediately preceding the year in which payment was actually made. For purposes of calculating a Plan Benefit at the time of Payment Commencement Date, the Profit Incentive Compensation earned during the year of Separation from Service shall be calculated as zero at the time of Separation from Service. For purposes of calculating a Delta Benefit as provided in Paragraph 8 of Article V, the amount of the Profit Incentive Compensation shall be the amount actually paid.

For all purposes under the Plan, the Benefits Administration Committee, in its discretion, may exclude additional items from “Compensation” under the Plan.

An Associate who is in the service of the Armed Forces of the United States during any period in which his reemployment rights are guaranteed by law will be considered to have received the same rate of Compensation during his absence he was receiving immediately prior to his absence, provided he returns to employment with a Controlled Group Member within the time such rights are guaranteed.

Controlled Group: The Company and all other corporations, trades and businesses, the employees of which, together with employees of the Company, are required by the first sentence of subsection (b) , by subsection (c) , by subsection (m), or by subsection (o) of Code section 414 to be treated as if they were employed by a single employer. For purposes of determining if a Separation from Service has occurred, the Controlled Group will be determined under Code sections 414(b) and 414(c) and Treasury Regulation section 1.414(c)-2 by using the language “at least 50 percent” instead of “at least 80 percent” each place it appears in Code section 1563(a)(1),(2), and (3).

Controlled Group Member: Each corporation or unincorporated trade or business that is or was a member of a Controlled Group, but only during such period as it is or was such a member.

Credited Service: The years of credited service, up to a total maximum of 40 years, credited to an Eligible Management Associate (a) under the terms of the Pension Plan, determined without regard to any yearly limitation imposed by the terms of the Pension Plan (excluding any periods of Disability Service), and (b) under Paragraph (1) of Article VIII.

Disability Service: The years of disability service credited to an Eligible Management Associate under the terms of the Pension Plan.

Early Retirement Age: The first date on which an Eligible Management Associate has attained age 55 and has completed at least 15 years of Service.

Early Retirement Date: The first day of the month immediately following the date on which an Eligible Management Associate Separates from Service after having attained Early Retirement Age but before attainment of such Eligible Management Associate's Traditional Retirement Age.

Effective Date: December 31, 2007 at 11:59 p.m.

Eligible Management Associate: An Associate (excluding an Associate who retired from (i) a Participating Employer before January 1, 1978, or (ii) J. C. Penney Life Insurance Company or J. C. Penney Casualty Insurance Company on or after January 1, 1990) classified under the Company's personnel policy as a management associate who has reached Early Retirement Age, or Traditional Retirement Age, and who is participating in a Profit Incentive Compensation program or other profit sharing compensation program (other than the Savings and Profit-Sharing Retirement Plan or the Savings, Profit-Sharing and Stock Ownership Plan) of a Participating Employer on his Traditional Retirement Date or Early Retirement Date or Late Retirement Date. Notwithstanding the preceding sentence, the Benefits Administration Committee reserves the right to waive, in its discretion, one or more of the requirements of this paragraph on a case by case basis for any Associate age 55 who was participating in a Profit Incentive Compensation program on December 31, 1995.

ERISA: Employee Retirement Income Security Act of 1974, as amended from time to time.

Estimated Social Security Benefit: (1) For purposes of the benefit provided in Paragraph (3) of Article IV the monthly benefit the Eligible Management Associate would receive under the Social Security Act at age 62 based on the following assumptions:

(i) All compensation earned (a) prior to the later of 1951 or the year the Eligible Management Associate attains age 22 or (b) in the year in which the Eligible Management Associate Separates from Service if such separation occurs prior to the last day of the calendar year will be disregarded;

(ii) Earnings for the years prior to the Eligible Management Associate’s employment with the Participating Employer are in the same proportion to the Taxable Wage Base in effect for the prior years as that which the first full year of earnings bore to the Taxable Wage Base in existence at that time;

(iii) Earnings are averaged over a number of full calendar years as determined by the following:

Year of Birth	Number of Full Calendar Years
1925	31
1926	32
1927	33
1928	34
After 1928	35

If the Eligible Management Associate's total calendar years of earnings determined under clauses (i) and (ii) above exceed the number of full years of earnings that are to be averaged based on the year of such Eligible Management Associate's birth, one or more of the Eligible Management Associate's lowest years of earnings will be disregarded until his total years of earnings equals the number of full years of earnings that are to be averaged based on the year of such Eligible Management Associate's birth.

(iv)   Social Security indexing factors used are those actually used by the Social Security Administration in determining the Eligible Management Associate's Social Security benefit, and if those factors are not available, the latest published factors will be used.

(2)       For Eligible Management Associates who reach Traditional Retirement Age on or prior to August 1, 2000, for purposes of clause (iii) of Subparagraph (b) of Paragraph (1) of Article IV the lesser of the benefit determined under (A) or (B) below:

(A) The product of (a) multiplied by (b) with (a) being the monthly benefit the Eligible Management Associate would receive under the Social Security Act at age 62, or if retirement is later than age 62, the benefit payable at actual retirement, based on the following assumptions:

(i) The benefit is based solely on the compensation earned during the Eligible Management Associate’s calendar years of service and disregarding the

Eligible Management Associate’s last calendar year of service if less than a full year and disregarding completely all other years;

 (ii)    Earnings are averaged over the number of years of actual credited service, as defined in the Pension Plan;

(iii)   Social Security indexing factors used are those actually used by the Social Security Administration in determining the Eligible Management Associate’s social security benefit, and if those factors are not available, the latest published factors will be used;

and (b) being a fraction, not exceeding one, the numerator of which is the Eligible Management Associate’s years of credited service, as defined by the Pension Plan and the denominator of which is 30.

(B) The monthly benefit the Eligible Management Associate would receive under the Social Security Act at age 62, or if retirement is later than age 62, the benefit payable at actual retirement, based on the following assumptions:

(i)     All compensation earned (a) prior to the later of 1951 or the year the Eligible Management Associate attains age 22 or (b) in the year in which the Eligible Management Associate Separates from Service if such separation occurs prior to the last day of the calendar year will be disregarded;

(ii)    The Eligible Management Associate earned no compensation for calendar years before the Eligible Management Associate was employed by the Participating Employer, which years will be included in the calculation as years of zero earnings;

(iii)   Earnings are averaged over a number of full calendar years as determined by the following:

Year of Birth	Number of Full Calendar Years
1925	31
1926	32
1927	33
1928	34
After 1928	35

If the Eligible Management Associate's total calendar years of earnings determined under clauses (i) and (ii) above exceed the number of full years of earnings that are to be averaged based on year of such Eligible Management Associate's birth, one or more of the Eligible Management Associate's lowest years of earnings will be disregarded until his total years of earnings equals the number of full years of earnings that are to be averaged based on the year of such Eligible Management Associate's birth.

(iv)   Social Security indexing factors used are those actually used by the Social Security Administration in determining the Eligible Management Associate's Social Security benefit, and, if those factors are not available, the latest published factors will be used.

For Eligible Management Associates who reach Traditional Retirement Age after August 1, 2000, for purposes of clause (iii) of Subparagraph (b) of Paragraph (1) of Article IV, Estimated Social Security Benefit shall be determined under (B) above.

Final Service: An Eligible Management Associate's years of Credited Service plus, if he becomes an Associate of a Controlled Group member that is not a Participating Employer, the years of Service with such Controlled Group Member that are credited to the Associate after he ceases earning Credited Service. Calendar years that include a period of Disability Service will not be included in the determination of Final Service. Calendar years of Service or of Credited Service that are interrupted by a Separation from Service or by one or more years in which the Eligible Management Associate did not receive Compensation for the entire year will be considered to be consecutive for purposes of determining consecutive years of Final Service.

Human Resources and Compensation Committee: The Human Resources and Compensation Committee of the Board of Directors.

Human Resources Committee: The Human Resources Committee of the Company.

Interest Income Account(s): The account(s) of that name and any successor account(s) and/or fund(s) established and maintained pursuant to the Savings and Profit-Sharing Retirement Plan and/or the Savings, Profit-Sharing and Stock Ownership Plan.

Late Retirement Date: The first day of the month immediately following the date on which an Eligible Management Associate Separates from Service after having attained Traditional Retirement Age.

Matched Deposits: An Eligible Management Associate’s deposits, not in excess of 6% of his compensation (as defined in the Savings and Profit-Sharing Retirement Plan, the Savings, Profit-Sharing and Stock Ownership Plan and the Mirror Savings Plans), made pursuant to the Savings and Profit-Sharing Retirement Plan, the Savings, Profit-Sharing and Stock Ownership Plan, and the Mirror Savings Plans.

Mirror Savings Plans: The J.C. Penney Corporation Mirror Savings Plan, as amended from time to time.

Parent Company: J. C. Penney Company, Inc., a Delaware corporation, and any successor corporation.

Participating Employer: The Company and any other Controlled Group Member or organizational unit of the Company or of a Controlled Group Member which is designated as a Participating Employer under the Plan by the Human Resources

Committee; provided, however, that if such designation would substantially increase the cost of the Plan to the Company, such designation shall be subject to the sole discretion of the Board of Directors.

Payment Commencement Date: The date upon which payment of an Eligible Management Associate’s Plan Benefit is scheduled to begin as determined under Article V, Paragraph 3.

Payment Events: The event set forth in Paragraph 2 of Article V upon which an amount of deferred compensation under this Plan may be paid.

Penney Stock (Company) Account: The account(s) of that name and any successor account(s) and/or fund(s) established and maintained pursuant to the Savings and Profit-Sharing Retirement Plan and/or the Savings, Profit-Sharing and Stock Ownership Plan.

Pension Plan: The J. C. Penney Corporation, Inc. Pension Plan, as amended from time to time.

Pension Plan Participant: An Associate or former Associate who is treated as a participant under the Pension Plan.

Performance Unit Plan: J. C. Penney Company, Inc. 1984 Performance Unit Plan, as amended from time to time, as in existence prior to February 1, 1998 when terminated effective January 31, 1998.

Plan: Prior to January 27, 2002, the Supplemental Retirement Program for Management Profit-Sharing Associates of J. C. Penney Company, Inc., as amended from time to time, and on and after January 27, 2002, the Supplemental Retirement Program for Management Profit-Sharing Associates of J. C. Penney Corporation, Inc. as amended from time to time.

Plan Benefit: The benefit payable to an Eligible Management Associate on his Early Retirement Date, Traditional Retirement Date or Late Retirement date, determined in accordance with the provisions of Article IV of this Plan, or, where applicable, the qualified preretirement survivor annuity, as defined in Article IV, payable to a Spouse.

Profit Incentive Compensation: The share of store profits to which an Associate is entitled as a store manager or as a member of a store's management staff; the management incentive compensation to which a management Associate is entitled; the regional or district incentive compensation to which a regional or district office Associate is entitled; and, if so determined by the Human Resources Committee, any other compensation based on profits (excluding any Company contributions to and benefits under the Savings and Profit-Sharing Retirement Plan and Savings, Profit--Sharing and Stock Ownership Plan) to which an Associate of a Participating Employer, or, for the purpose of determining Average Final Compensation only, a Controlled Group Member who is not a Participating Employer, is entitled.

Retirement Date: The first day of the month immediately following the date on which an Eligible Management Associate Separates from Service after having attained Early Retirement Age or Traditional Retirement Age.

Savings, Profit-Sharing and Stock Ownership Plan: The J. C. Penney Corporation, Inc. Savings, Profit-Sharing and Stock Ownership Plan, as amended from time to time.

Separation from Service or Separates from Service: means the date an Eligible Management Associate dies, retires, or otherwise has a termination of employment from the Controlled Group, within the meaning of Code section 409A and Treasury Regulation section 1.409A-1(h), or its successor, taking into account the definition of Controlled Group for such purpose in this Article II, after having attained age 55 and 15 years of Credited Service or age 60.

Service: The period of time credited to an Eligible Management Associate as service under the terms of the Pension Plan.

Single Life Annuity: An annuity with no ancillary benefits, consisting of equal monthly payments beginning as of a designated commencement date and ending with the monthly payment due immediately prior to his death.

Specified Employee: An Eligible Management Associate who is a “specified employee” within the meaning of Code section 409A, as determined in accordance with the rules specified by the Board of Directors in resolutions dated December 12, 2007.

Spouse: The individual to whom an Eligible Management Associate is legally married under the laws of the State (within the meaning of section 3(10) of ERISA) in which the Eligible Management Associate is domiciled, or if domiciled outside the United States, under the laws of the State of Texas subject to federal legal requirements.

Traditional Retirement Age: The date on which an Eligible Management Associate attains age 60.

Traditional Retirement Date: The first day of the month immediately following the date an Eligible Management Associate attains Traditional Retirement Age if such Eligible Management Associate Separates from Service on such date.

Valuation Date: With respect to the Company Accounts, excluding the Penney Stock (Company) Account, each day of the calendar year. With respect to the Penney Stock (Company) Account(s), each day of a calendar year on which the New York Stock Exchange is open. If the New York Stock Exchange is closed, the Penney Stock (Company) Account(s) will have the same value as of the last immediately preceding day the Exchange was open.

ARTICLE III.    PARTICIPATION

Each Eligible Management Associate shall participate in the Plan as of such Eligible Management Associate's Early Retirement Date, Traditional Retirement Date, or Late Retirement Date, as the case may be; provided, however, that such Eligible Management Associate who has a Separation from Service in the month of December shall commence participation in the Plan as of the last day of that December. Notwithstanding the preceding sentence, and except as otherwise provided in Paragraph (8) of Article IV, effective on and after January 1, 1996, any Associate who, on December 31, 1995, was not classified as management or who was not in a Profit Incentive Compensation program shall not be considered an Eligible Management Associate and shall not participate in the Plan. In addition, effective as of the Closing (as such term is defined in Paragraph (8) of Article IV), the Eligible Management Associates whose names are set forth on Appendix II to the Plan shall cease to participate in the Plan and shall not be entitled to a benefit under any provision of the Plan. In the event an Eligible Management Associate whose name is set forth on Appendix II is employed after the Closing by the Company or any Controlled Group Member, such person will not thereafter be an Eligible Management Associate and will not participate in the Plan on or after the date of such employment.

ARTICLE IV.   BENEFITS

An Eligible Management Associate shall be entitled to a Plan Benefit equal to an amount determined as follows:

(1)  At Early, Traditional, or Late Retirement Date: The annual amount of benefit payable from the Plan to an Eligible Management Associate commencing on such Eligible Management Associate's Early Retirement Date, Traditional Retirement Date, or Late Retirement Date, as the case may be, shall be:

(a) the sum of

(i)  3% of the Eligible Management Associate's Average Final Compensation multiplied by such Eligible Management Associate's Credited Service not in excess of 10 years;
plus
(ii)  1% of the Eligible Management Associate's Average Final Compensation multiplied by such Eligible Management Associate's Credited Service in excess of 10 years but not in excess of 30 years;
plus
(iii)  1/2 of 1% of the Eligible Management Associate's Average Final Compensation multiplied by such Eligible Management Associate's Credited Service in excess of 30 years but not in excess of 40 years;
 less
(iv)   1/3 of 1% for each month by which the Eligible Management Associate's Early Retirement Date shall precede such Eligible Management Associate's Traditional Retirement Date multiplied by the Eligible Management Associate's Average Final Compensation;
 less

(b) the sum of

(i)     the single-life, no-death-benefit annuity equivalent of (a) the annual amount of pension payable pursuant to the Pension Plan (disregarding Disability Service) assuming that the Eligible Management Associate's Benefit Commencement Date is the first day of the month immediately following the date of such Eligible Management Associate's Separation from Service, (b) the amount payable pursuant to the terms of a domestic relations order qualified under Code Section 414(p), (A) from the Pension Plan and (B) from benefits accrued pursuant to Section 4.1 of the Benefit Restoration Plan and (c) the accrued benefit payable pursuant to Section 4.1 of the Benefit Restoration Plan;
plus
   (ii)     the single-life, no-death-benefit annuity equivalent, as of the Valuation Date which is the next trading date of the New York Stock Exchange following the Eligible Management Associate’s Separation from Service, of

(a)
the value of all assets allocated to the Eligible Management Associate in the Company Account(s) under the Savings, Profit-Sharing and Stock Ownership Plan, including such assets allocated to him under the Savings and Profit-Sharing Retirement Plan prior to January 1, 1999; and

(b)
the value of any additional assets which would have been allocated to the Eligible Management Associate’s Company Account(s) under the Savings and Profit-Sharing Retirement Plan, the Savings, Profit-Sharing and Stock Ownership Plan, and the Mirror Savings Plans, had such Eligible Management Associate made all further permissible Matched Deposits up to 6% of his compensation (as such term is defined in each said plan) under each said plan and had he not made any withdrawals of taxed Matched Deposits from the plans prior to January 1, 1989; and

(c)
the value of dividends attributable to units in his Company Account (within the meaning of the Savings, Profit-Sharing and Stock Ownership Plan) and distributed to the Eligible Management Associate pursuant to Section 9.04 of the Savings, Profit-Sharing and Stock Ownership Plan; and

(d)
the value of any amounts payable pursuant to the terms of a domestic relations order qualified under Code Section 414(p) out of such Eligible Management Associate’s Company Account(s) from the Savings, Profit-Sharing and Stock Ownership Plan and/or the Mirror Savings Plan; and

(e)
the value of benefits payable to the Eligible Management Associate (or another person on behalf of the Eligible Management Associate from (A) his annual benefit limit make-up account pursuant to paragraph (2) of Article IV of the Benefit Restoration Plan prior to January 1, 1999, and (B) his Company Accounts under the Mirror Savings Plan;

plus

(iii)
50% (less 1/4 of 1% for each month by which the Eligible Management Associate's Early Retirement Date shall precede such Eligible Management Associate's Traditional Retirement Date) of the Eligible Management Associate's Estimated Social Security Benefit;

plus

(iv)
to the extent permitted by Code section 409A, in the case of an Eligible Management Associate whose Credited Service is increased pursuant to Paragraph (1) of Article VIII, the amount of annual retirement benefit (or any commutations thereof or substitutions therefrom) payable to an Eligible Management Associate from any other employer, but only to the extent determined by the Benefits Administration Committee, expressed in the form of a single-life, no-death-benefit annuity equivalent (as determined by the Benefits Administration Committee), commencing on such Eligible Management Associate's Separation from Service.

In determining the amount referred to in clause (ii) of subparagraph (b) of this Paragraph (1) of this Article IV, it shall be deemed that:

(i)     an Eligible Management Associate who has not, at all times when he was eligible to participate in the Savings, Profit-Sharing and Stock Ownership Plan and the Mirror Savings Plan, contributed an amount sufficient to share, to the maximum extent, in the Company contribution to such Plan or such predecessor plan has so contributed and that an Eligible Management Associate who did not share, to the maximum extent, in Company contributions for which he was eligible under the Savings and Profit-Sharing Retirement Plan due to any withdrawal of taxed Matched Deposits, be deemed not to have any such withdrawal;

(ii)    the share of any such Company contribution deemed to have been credited to an Eligible Management Associate pursuant to this Paragraph for plan years ending before January 1, 1989 shall be deemed to have experienced the same rate of dividends, earnings, and change in value as the actual rate of dividends, earnings, and change in value experienced by the Penney Stock (Company) Account under the Savings and Profit-Sharing Retirement Plan from the time such share of a Company contribution is deemed to have been credited for said plan years and that the value of this said amount as of December 31, 1988 under the Savings and Profit-Sharing Retirement Plan, plus the share of any such Company contribution deemed to have been credited to an Eligible Management Associate pursuant to this Paragraph for plan years beginning after December 31, 1988 shall be deemed to have experienced the same rate of earnings and change in value experienced by the Interest Income Account under the Savings, Profit-Sharing and Stock Ownership Plan from the time such share of a Company contribution is deemed to have been credited for said plan years;

(iii)   the value of the amount of the Company Account(s) and annual limit make-up account paid out pursuant to a domestic relations order qualified under Section 414(p) of the Code deemed to have been credited to an Eligible Management Associate pursuant to this Paragraph shall be deemed to have experienced the same rate of earnings and change in value experienced by the Interest Income Account under the Savings, Profit-Sharing and Stock Ownership Plan from the time such amount is deemed to have been credited; and

(iv)   the rates used to determine the single-life, no-death-benefit annuity equivalent shall be the rates that the Benefits Administration Committee, in its discretion, shall determine.

(2)    Minimum Benefit: In no event will the amount payable to an Eligible Management Associate under Paragraph (1) of this Article IV at such Eligible

Management Associate's Traditional Retirement Date or Late Retirement Date, as the case may be, be less than the difference between:

(A)   the amount of pension payable pursuant to the early retirement pension benefit provision of the Pension Plan (determined without regard to any compensation or benefit limits imposed by the Code) that would be applicable if the Eligible Management Associate elected to receive benefits pursuant to that provision prior to such Eligible Management Associate's normal retirement date, as defined in the Pension Plan (disregarding Disability Service, if any, and including as Credited Service any increase granted under Article VIII hereof) assuming the Eligible Management Associate's Benefit Commencement Date is the first day of the month immediately following the day of such Eligible Management Associate's Separation from Service under this Plan, and

(B)     the amount of pension payable pursuant to the early retirement pension benefit provision of the Pension Plan (determined without regard to any compensation or benefit limits imposed by the Code) that would be applicable if the Eligible Management Associate did not elect to receive benefits pursuant to that provision prior to the Eligible Management Associate's normal retirement date, as defined in the Pension Plan (disregarding Disability Service, if any, and including as Credited Service any increase granted under Article VIII hereof).

In no event will the amount payable under Paragraph (1) of this Article IV be made to an Eligible Management Associate who:

(a)    Separates from Service on his Early Retirement Date within one year prior to his Traditional Retirement Date and who is granted additional Credited Service pursuant to Paragraph (1) of Article VIII at his Early Retirement Date, or

(b)    Separates from Service because of a reduction in force and is designated as an individual termination by the Chief Human Resources and Administration Officer of the Company, or his delegate or successor, in accordance with Paragraph (1) of Article VIII and who is granted deemed additional months of Credited Service thereunder be less than the difference between

(A)     the amount of pension that would be payable (determined without regard to any compensation or benefit limits imposed by the Code) at such Eligible Management Associate's normal retirement date, as defined by the Pension Plan (disregarding Disability Service, if any, and including as Credited Service, as defined by the Pension Plan, any increase granted under Article VIII hereof), and

(B)  the amount of pension payable pursuant to the early retirement pension benefit provision of the Pension Plan (determined without regard to any compensation or benefit limits imposed by the Code) that would be applicable if the Eligible Management Associate elected to receive benefits pursuant to that provision prior to such Eligible Management Associate's normal retirement date, as defined by the Pension Plan (disregarding Disability Service, if any, and excluding as Credited Service any increase granted under Article VIII hereof) assuming the Eligible Management Associate's Benefit Commencement Date is the first day of the month following such associate's Separation from Service, but in no event prior to the date such associate reaches age 59.

(3)    Social Security Make-up: In addition to any other benefit payable under this Plan, a benefit equal to the Estimated Social Security Benefit shall be payable in to an Eligible Management Associate commencing on such Eligible Management Associate's Traditional Retirement Date or Late Retirement Date up to age 62, as the case may be, (or, for an Eligible Management Associate who Separates from Service within one year prior to his Traditional Retirement Date and who is granted any adjustment pursuant to either clause (i) or (ii) of Paragraph (1) of Article VIII, on his Early Retirement Date).

An Eligible Management Associate, who, on his Separation from Service, is entitled to disability benefits under the United States Social Security laws, shall not be eligible for any Social Security make-up benefits provided for in this paragraph.

(4)    Death Benefit: For purposes of the benefit provided by Paragraphs 1 and 2 of Article IV, if an Eligible Management Associate who has a vested interest in his benefit is married at the time such Eligible Management Associate has a Separation from Service by reason of death, the Eligible Management Associate’s Spouse will receive a benefit in the form of five equal annual installments commencing as of the first day of the month after the Eligible Management Associate’s death. The amount of such death benefit will be calculated to be Actuarially Equivalent by reference to the Single Life Annuity that would be payable to the Spouse as a “qualified preretirement survivor annuity” based on the Eligible Management Associate’s Plan Benefit in Paragraphs 1 and 2 of Article IV and such amount will be adjusted to reflect payment over five years in the manner described in Paragraph 1 of Article V. For these purposes, a “qualified preretirement survivor annuity” means a monthly annuity for the life of the Spouse of a deceased Eligible Management Associate equal to the monthly annuity that the Spouse would have received under a qualified joint and survivor annuity, with the survivor annuity being equal to 100% of the amount of the monthly annuity payable during the joint lives of the Eligible Management Associate and his Spouse if the Eligible Management Associate dies on or after the day he attains Early Retirement Age or Traditional Retirement Age. The calculation of the qualified joint and survivor annuity shall be determined by reference to the factors used under Exhibit E to Appendix I to the Pension Plan, or its successor. No benefit under this Plan will be payable to a single Eligible Management Associate who has a Separation from Service due to death.

If a Eligible Management Associate who has a Separation from Service (other than by death) and who is either married or single at the time of his subsequent death dies before payment of his vested benefit has begun under the Plan, the Eligible Management Associate’s Beneficiary will receive the benefit in the form of five equal annual installments equal to the amount that would have been payable under Paragraph 1 of Article V and at the same time. If no Beneficiary has been designated by such a Eligible Management Associate, the Beneficiary will be deemed to be the Spouse for a married Eligible Management Associate and the estate for a single Eligible Management Associate.

In the event of the death of a Eligible Management Associate after his benefit has commenced and before all installments have been paid, the remaining unpaid installments shall be paid to his Beneficiary in accordance with the payment schedule of the Eligible Management Associate.

(5)  Life Insurance Coverage: Commencing on an Eligible Management Associate's Traditional Retirement Date or Late Retirement Date, as the case may be, and ending on such Eligible Management Associate's attainment of age 70, the Company will continue to provide an Eligible Management Associate who has at least 10 years of uninterrupted employment with a Participating Employer with term life insurance coverage at Company expense on a decreasing coverage basis.

The amount of coverage to be provided into retirement shall be equal, at such Eligible Management Associate's Traditional Retirement Date, to 100% of the amount of coverage being provided to him at Company expense immediately prior to the attainment of his Traditional Retirement Age reduced to 90%, 80%, 70%, 60%, 50%, 40%, 30%, 20%, and 10% of such amount of coverage on the first day of the month following his attainment of age 61, 62, 63, 64, 65, 66, 67, 68, and 69, respectively.

The amount of coverage to be provided at a Late Retirement Date shall be the applicable percentage based upon the Eligible Management Associate's age on such Late Retirement Date multiplied by the amount of coverage being provided to him at Company expense immediately prior to his Late Retirement Date and decreasing thereafter as provided in the preceding sentence.

If, on the Eligible Management Associate's Traditional Retirement Date or Late Retirement Date, as the case may be, such Eligible Management Associate is already covered by term life insurance under the Company's term life insurance plan on account of the Eligible Management Associate's total disability, such Eligible Management Associate shall not be eligible for any term life insurance coverage provided for in this paragraph. Benefits payable under this Plan will be paid to the beneficiary designated by the Eligible Management Associate as soon as practicable after receipt of a properly submitted claim.

An Eligible Management Associate whose group term life insurance coverage under the Plan terminates because of his attainment of age 70 will have the right to convert his group term life insurance coverage to an individual policy to the extent, and only to the extent, permitted under the group policy applicable to the Eligible Management Associate. Any election to convert to individual coverage must be made within 31 days after the Eligible Management Associate’s coverage under the Plan terminates and must be made in accordance with all requirements specified in such policy. The amount of coverage that may be converted shall be the amount in effect immediately before the Eligible Management Associate attained age 70.

(6)  Nonduplication of Benefits: The benefits payable to or on behalf of an Eligible Management Associate under the Plan shall not duplicate benefits payable from the Pension Plan, the Benefit Restoration Plan, or the Mirror Savings Plans, of the Company or a Participating Employer or a Controlled Group Member. To the extent that any benefits otherwise payable under the Plan are paid from one or more of the plans or programs described in the prior sentence, such benefits under the Plan shall be cancelled.

(7)  Change in Control Plan. If the Board of Directors exercises its discretion under Paragraph 11 of Article VIII, to terminate the Plan because of a Change in Control (as defined in Paragraph 11(c)) and an Eligible Management Associate is a participant in the J.C. Penney Corporation, Inc. Change in Control Plan (“Change in Control Plan”), that Eligible Management Associate’s interest in his Plan Benefit will become 100% vested and nonforfeitable without regard to his years of service or age. If a Eligible Management Associate who is also a participant in the Change in Control Plan has an “employment termination” following a “change in control” as those terms are defined in the Change in Control Plan, his interest in his Plan Benefit will become 100% vested and nonforfeitable without regard to his years of Final Service or age.

(8) Benefits for Certain Former Financial Services Plan Participants: The provisions of this Paragraph (8) will become effective on the close of the transactions (“Closing”) contemplated by that certain Stock Purchase Agreement among Commonwealth General Corporation, J. C. Penney Company, Inc. and J. C. Penney Direct Marketing Services, Inc. dated as of March 7, 2001, provided that the Closing occurs on or before September 30, 2001.

The Plan hereby assumes the accrued retirement income benefit obligation under the Supplemental Retirement Program for Eligible Management Associates of JCPenney Financial Services (the “Financial Services Plan”) for each former Associate who (i) retired or separated from service prior to the Closing with a right to a retirement income benefit under the Financial Services Plan and who had not begun to receive retirement income benefits from the Financial Services Plan as of the Closing and (ii) whose name is not set forth on Appendix I to the Financial Services Plan, which Appendix is reproduced and attached as Appendix III to the Plan. Each such former Associate will be entitled to a retirement income benefit under this Plan in the amount of such former Associate’s Financial Services Plan accrued retirement income benefit and payable in the same form and at the same time as such Financial Services Plan accrued retirement income benefit would have been paid to the extent allowed under Code section 409A. Otherwise these benefits will be paid in accordance with Paragraph 3 of Article V. In addition, the Plan hereby assumes the obligation of the Financial Services Plan to make continued monthly retirement income benefit payments to each former Associate who retired prior to the Closing and had begun to receive retirement income benefits from the Financial Services Plan as of the Closing in the same amount, the same form and at the same time as such former Associate’s Financial Services Plan retirement income benefit was being paid.

ARTICLE V.   FORM AND COMMENCEMENT OF BENEFIT PAYMENTS

(1)  Form of Benefit Payments. Except as otherwise provided in this Plan, benefits will be paid in the form of five equal annual installments. The present value of such installments will be equal to the Actuarially Equivalent amount determined under Article II. For an Eligible Management Associate who has a Separation from Service after the Effective Date, the amount of such annual installments will be calculated by using only the adjusted first segment rate of the Applicable Interest Rate, determined with regard to the 2008 through 2011 phase-in provisions of Code section 417(e)(3)(D)(iii). For an Eligible Management Associate who has a Separation from Service prior to the Effective Date, the amount of such annual installments will be calculated by using the Applicable Interest Rate that applies to such Eligible Management Associate. The lookback and stability periods set forth in the definition of Applicable Interest Rate will apply in determining the adjustment.

(2)  Payment Events. The Payment Event for an Eligible Management Associate will be the later of (i) Separation from Service or (ii) January 1, 2008; provided, however, that if a Specified Employee’s Separation from Service (other than by reason of death) occurs prior to January 1, 2008, and the date of such Separation from Service plus six months is after January 1, 2008, Separation from Service will be the deemed Payment Event for such a Specified Employee.

(3)  Payment Commencement Date. The Payment Commencement Date for a Eligible Management Associate (including a Specified Employee) whose Payment Event under Paragraph 2 of this Article V is Separation from Service will be the first day of the month following the date of his Separation from Service; provided, however, that the actual time of the first payment to a Specified Employee will be determined in accordance with the provisions of Paragraph 4 of Article V. For all other Eligible Management Associates, the Payment Commencement Date for benefits under Paragraph 1 of Article IV will be January 1, 2008, or as soon as practicable thereafter, but no later than the time required for payment under Treasury Regulation section 1.409A-3(d), or its successor. Subsequent installments for all Eligible Management Associates, including Specified Employees, will be paid on the first through fourth anniversaries of the Payment Commencement Date.

The Payment Commencement Date in the case of a death benefit will be determined under Paragraph 4 of Article IV. For an alternate payee, the Payment Commencement Date will be the applicable commencement date as provided in a domestic relations order that conforms with the requirements of Code section 409A and Treasury regulation section 1.409A-3(j)(4)(ii), or its successor.

(4) Delay for Specified Employees. If an Eligible Management Associate is a Specified Employee as of the date of his Separation from Service and his Payment Event is Separation from Service (other than by reason of death), payment will not be made before the date that is six months after the date of Separation from Service. The first payment to such a Specified Employee will be paid on the first day of the seventh month following the date of Separation from Service. The initial installment payment to a Specified Employee whose Separation from Service occurs after December 31, 2007, will include an interest adjustment. Such adjustment will be calculated by using only the adjusted first segment rate of the Applicable Interest Rate, determined with regard to the 2008 through 2011 phase-in provisions of Code section 417(e)(3)(D)(iii). The lookback and stability periods set forth in the definition of “Applicable Interest Rate” will apply in determining the adjustment. Notwithstanding the foregoing, no interest will be paid to a Specified Employee whose Separation from Service occurs before January 1, 2008. If a Specified Employee dies after a Separation from Service but prior to the expiration of the six-month delay, benefit payments under Article IV will commence to the Beneficiary in accordance with the provisions of Paragraph 4 of Article IV.

(5) Subsequent Changes in Time and Form of Payment. No Eligible Management Associate can make a subsequent election to delay a payment or change the form of payment.

(6) Prohibition on Acceleration of Payment. Except as provided in Code section 409A, Treasury regulation section 1.409A-3(j)(4) or its successor, this Paragraph 6 and Paragraph 7 of this Article, and Paragraph 11 of Article VIII, neither the Eligible Management Associate nor the Company can accelerate the time or schedule of any payment or amount scheduled to be paid pursuant to the terms of the Plan. The Benefits Administration Committee will have the discretion to accelerate payments in accordance with the provisions of Code section 409A and Treasury Regulation section 1.409A-3(j)(4), or its successor (provided that only the Board of Directors of the Parent Company will have the discretion to accelerate payments in accordance with the provisions of Treasury Regulation section 1.409A-3(j)(4)(ix) or its successor).

(7) Limited Cashouts. If the present value, as determined herein, of an Eligible Management Associate’s or Beneficiary's benefit under Article IV when combined with the present value of an Eligible Management Associate’s or Beneficiary's interest in any other agreements, methods, programs, or other arrangements with respect to which deferrals of compensation are treated as having been deferred under a single nonqualified deferred compensation plan under Code section 409A and Treasury Regulation section 1.409A-1(c)(2), or its successor, is equal to or less than the applicable dollar amount under Code section 402(g)(1)(B), in effect for the year of distribution, the Benefits Administration Committee of the Company will distribute the benefit in the form of an immediate lump sum payment that is the Actuarial Equivalent of such vested Plan Benefit on the Payment Commencement Date (or, if applicable, the date specified in Paragraph 4 of this Article), provided that the Eligible Management Associate is not also a participant in the Mirror Savings Plan, or its successor, and the payment results in the termination and liquidation of the entirety of the Eligible Management Associate’s interest under this Plan and all other agreements, methods, programs, or other arrangements aggregated with this Plan and is in accordance with Treasury regulation section 1.409A-3(j)(4)(v), or its successor. In the case of a Specified Employee, the benefit will be paid at the time specified in Paragraph 4 of this Article V, with the comparable adjustment for interest as described in Paragraph 4 of this Article.

(8) Delta Benefit. In the event an Eligible Management Associate receives a cash incentive award under the Management Incentive Compensation Plan after payment of his benefit has begun, such Eligible Management Associate shall receive a “delta benefit” equal to the present value of any incremental increase in the Eligible Management

24

Associate’s Plan Benefit attributable to such cash incentive award. Such determination will be made as of the original payment commencement date. Such delta benefit shall be payable as a lump sum no later than two and ½ months following the Plan Year in which the Eligible Management Associate’s right to such cash incentive award is no longer subject to a substantial risk of forfeiture under Treasury Regulation section 1.409A-1.

25

ARTICLE VI.   ADMINISTRATION

The Benefits Administration Committee will administer the Plan and will have the full authority and discretion to accomplish that purpose, including without limitation, the authority and discretion to:

(i)     interpret the Plan in accordance with Code section 409A and correct any defect, supply any omission or reconcile any inconsistency or ambiguity in the Plan in the manner and to the extent that the Benefits Administration Committee deems desirable to carry on the purpose of the Plan;

(ii)     resolve all questions relating to the eligibility of Associates to become Eligible Management Associates and the eligibility of Eligible Management Associates to participate in the Plan;

(iii)   determine the amount of benefits payable to Eligible Management Associates and authorize and direct the Company with respect to the payment of benefits under the Plan;

(iv)   make all other determinations and resolve all questions of fact necessary or advisable for the administration of the Plan; and

(v)     make, amend, and rescind such rules as it deems necessary for the proper administration of the Plan.

The Benefits Administration Committee will keep a written record of its action and proceedings regarding the Plan and all dates, records, and documents relating to its administration of the Plan.

Any action taken or determination made by the Benefits Administration Committee will be conclusive on all parties. No member of the Benefits Administration Committee will vote on any matter relating specifically to such member. In the event that a majority of the members of the Benefits Administration Committee will be specifically affected by any action proposed to be taken (as opposed to being affected in the same manner as each other Eligible Management Associate in the Plan), such action will be taken by the Human Resources Committee.

26

ARTICLE VII.   TYPE OF PLAN

The Plan is a plan which is unfunded. The Plan is maintained by the Company primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees. The Plan shall be construed according to the provisions of ERISA applicable to such plans. Benefits under the Plan (other than the life insurance benefits referred to in Paragraph (5) of Article IV which may be insured) are paid from the general assets of the Company.

In the event that it should subsequently be determined by statute or by regulation or ruling that the Plan is not “a plan which is unfunded and is maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of sections 201(2), 301(a)(3), 401(a)(1), and 4021(b)(6) of ERISA and section 2520.104-24 of Chapter 29 of the Code of Federal Regulations, participation in the Plan shall be restricted by the Benefits Administration Committee to the extent necessary to assure that it will be such a plan within the meaning of such sections.

27

ARTICLE VIII.   MISCELLANEOUS

(1) Additional Credited Service and Other Adjustments: For all purposes of the Plan, the Credited Service of an Eligible Management Associate may be increased, and with respect to an Eligible Management Associate whose Early Retirement Date is within one year prior to his Traditional Retirement Date, (i) the percentage reduction on account of early retirement referred to in clause (iv) of Subparagraph (a) of Paragraph (1) of Article IV may be decreased or waived, and (ii) the entitlement to and the amount of benefits or coverage referred to in Paragraphs (2), (3), and (5) of Article IV may be adjusted or increased, as the case may be, in the discretion of:

(a)   in the case of an Eligible Management Associate other than members of the Company’s executive or senior management committee (or a successor committee then in place) described in Subparagraphs (b) and (c) of this Paragraph (1), the Chairman of the Board or the Chief Human Resources Officer;

(b)   in the case of an Eligible Management Associate who is a member of the Company’s executive or senior management committee but who is not a director of the Company, the Human Resources and Compensation Committee; and

(c)   in the case of the Chairman of the Board and an Eligible Management Associate who is a member of the Company’s executive or senior management committee and who is also a director of the Company, the Board of Directors.

For all purposes of the Plan, the Benefits Administration Committee in its discretion, may make adjustments in Compensation and Credited Service with respect to payments of severance pay, including, but not limited to, outplacement pay and critical pay; provided that such adjustments comply with the requirements of Code section 409A.

For purposes of a unit closing, job restructuring or reduction in force, the Chief Human Resources and Administration Officer of the Company, or his delegate or successor, may in his discretion, make adjustments in Credited Service, Service and/or Age, but in no event shall this discretion allow for an amount of the benefit to be less than the Eligible Management Association would have otherwise received under Article IV. A unit closing, job restructuring or reduction in force shall be determined by the Company entitling the Eligible Management Associate to severance pay under the Company’s then existing Separation Pay Plan.

For the purpose of determining life insurance coverage under paragraph (5) of Article IV, an Eligible Management Associate deemed to have attained Traditional Retirement Age shall be entitled to coverage effective on the first day of the month following his Separation from Service. The amount of such coverage shall be equal to 100% of the amount being provided to him at Company expense immediately prior to his Separation from Service. Said amount shall be reduced in accordance with paragraph (5) of Article IV starting with the first day of the month following his attainment of age 61.

28

Notwithstanding any other provision of the Plan, an Eligible Management Associate (excluding Officers of the Company) who is entitled to a benefit pursuant to the formula described in paragraph (1) of Article IV as of the Associate’s Early Retirement Date, Traditional Retirement Date or Late Retirement Date, as the case may be (“formula benefit”), (i) who received from the Company as part of the Company’s offer in 1997 to participate in the Voluntary Early Retirement Program, a personalized statement showing the aggregate benefits earned as of January 1, 1998, from the Plan, the Pension Plan and, if applicable, the Benefit Restoration Plan, (“earned benefit”) and (ii) who retires from the Company prior to January 1, 1999, shall receive the greater of: (a) the formula benefit, or (b) an amount derived by subtracting the aggregate benefit payable to the Associate from the Pension Plan and, if applicable, the Benefit Restoration Plan from the earned benefit.

(2)  Amendment and Termination:

(a) The Human Resources and Compensation Committee may amend or modify the Plan at any time, without prior notice; provided, however, that any such amendment or modification which would substantially increase the cost of the Plan to the Company shall require approval of the Board of Directors. The Board of Directors may suspend, discontinue, or terminate and liquidate the Plan at any time without prior notice or approval. Any termination and liquidation of the Plan, including any termination and liquidation of the Plan upon a Change in Control (as defined in Paragraph 11(c) of Article VIII), must comply with the provisions of Code section 409A and Treasury Regulation section 1.409A-3(j)(4)(ix), or its successor. Subject to the foregoing, in no event will any amendment, modification, suspension, discontinuance, or termination adversely affect existing life insurance coverage for retirees or the Plan benefit for any Eligible Management Associate for whom benefit payments have already begun in accordance with the Plan as in effect prior to the effective date of the amendment, modification, suspension, discontinuance, or termination unless otherwise required to comply with applicable law.

(b) For the purpose of termination of the Plan under this paragraph only, the Eligible Management Associate will be deemed to have had a Separation from Service in order to calculate the Plan Benefit, and the amount of the distribution shall be the Actuarial Equivalent of the Plan Benefit. In calculating the Plan Benefit, the date of the deemed Separation from Service will be the actual date of the Plan termination.

(i) If the Plan is terminated, any Eligible Management Associate who, as of the effective date of Plan termination, has reached Traditional Retirement Age but who has not reached age 65 shall be entitled to receive, at his deemed Separation from Service as defined in Paragraph 2(b) of this Article VIII the benefits, if any, to which he would have been entitled under Paragraph (1) or (2) or (3) of Article IV, had he Separated from Service on the day before the effective date of Plan termination.

(ii) If the Plan is terminated, any Eligible Management Associate who, as of the effective date of Plan termination, has reached his Early Retirement Date (assuming a Separation from Service on such date) shall be entitled to receive, at his deemed Separation from Service as defined in Paragraph 2(b) of this Article VIII, the benefits, if any, to which he would have been entitled under Paragraph (1) or (2) or (3) of Article IV

29

calculated as if he had reached his Traditional Retirement Age and Separated from Service on the day before the effective date of Plan termination and disregarding the percentage reduction on account of early retirement referred to in clause (iv) of Subparagraph (a) of Paragraph (1) of Article IV.

(iii) If the Plan is terminated, any Associate who, as of the effective date of Plan termination (a) has reached age 50, (b) has 10 or more years of credited service, as defined by the Pension Plan, and (c) would have been an Eligible Management Associate but for his age or service, and (d) is not otherwise eligible for benefits under this Paragraph (2) of this Article VIII, shall be entitled to receive, at his deemed Separation from Service as defined in Paragraph 2(b) of this Article VIII, a benefit equal to the difference between the amount of pension which would be payable pursuant to the early retirement pension benefit provision of the Pension Plan that would be applicable if the Eligible Management Associate elected to receive benefits pursuant to that provision prior to his normal retirement date, as defined in the Pension Plan (disregarding Disability Service, if any) and the amount of pension payable pursuant to the early retirement pension benefit provision of the Pension Plan that would be applicable if the Eligible Management Associate did not elect to receive benefits pursuant to that provision prior to his normal retirement date, as defined in the Pension Plan (disregarding Disability Service, if any) reduced by the percentage derived by dividing the number of months of Credited Service, if any, after Traditional Retirement Date (assuming a separation from Service) by 60.

 (c) In no event will any future amendment or modification of the Plan adversely affect the right to Plan benefits which vest on Plan termination as set forth in this Paragraph (2) without the consent of at least 75 percent of the affected Eligible Management Associates unless such amendment or modification is specifically required to comply with applicable law.

(d) Each amendment to the Plan by the Human Resources and Compensation Committee or the Board of Directors will be made only pursuant to unanimous written consent or by majority vote at a meeting. Upon such action by the Human Resources and Compensation Committee or the Board of Directors, the Plan will be deemed amended as of the date specified as the effective date by such action or in the instrument of amendment. The effective date of any amendment may be before, on, or after the date of such action of the Human Resources and Compensation Committee or the Board of Directors.

(3) Rights of Associates: Except for the Associate's non-forfeitable interest as set forth in Paragraph (2) of this Article VIII, neither the establishment of the Plan nor any action thereafter taken by the Company or any Controlled Group Member or by the Benefits Administration Committee shall be construed as giving to any Associate any vested right to a benefit from the Plan or a right to be retained in employment or any specific position or level of employment with the Company, or any Controlled Group Member. Moreover, no Associate shall have any right or claim to any benefits under this Plan if the Associate is summarily dismissed as defined by the Company’s policies and procedures (including resignation in lieu thereof), unless the Benefits Administration Committee in its discretion determines that such Associate shall be eligible for such benefits notwithstanding such summary dismissal.

30

(4) Mistaken Information: If any information upon which an Eligible Management Associate's benefit under the Plan is calculated has been misstated by the Eligible Management Associate or is otherwise mistaken, such benefit shall not be invalidated (unless upon the basis of the correct information the Eligible Management Associate would not have been entitled to a benefit), but the amount of the benefit shall be adjusted to the proper amount determined on the basis of the correct information and, to the extent permitted by Section 409A any overpayments shall be charged against future payments to the Eligible Management Associate or his beneficiary or otherwise required to be repaid by the recipient.

(5) Liability: Neither the Board of Directors (including any committees thereof) or Board of Directors of the Company or of any Participating Employer nor any member of the Benefits Administration Committee or the Human Resources Committee nor any person to whom any of them may delegate any duty or power in connection with administering the Plan shall be personally liable for any action or failure to act with respect to the Plan.

(6) Benefits for Reemployed Eligible Management Associates: If a retired Eligible Management Associate subsequently is reemployed by a Participating Employer, the payment of benefits hereunder shall continue. Any life insurance coverage in effect pursuant to Paragraph (5) of Article IV shall cease effective on the date a rehired (whether or not participating in a Profit Incentive Compensation program) Associate becomes eligible for coverage under the Company's term life insurance plan. Upon such Associate's subsequent Separation from Service he shall be entitled to receive applicable benefits, if any, under Article IV offset by prior payments from this Plan adjusted with interest pursuant to uniform rules approved by the Benefits Administration Committee.

(7) Construction: In determining the meaning of any provision of the Plan, words imparting the masculine gender shall include the feminine and the singular shall include the plural, unless the context requires otherwise. Headings of paragraphs and Articles in the Plan are for convenience only and are not intended to modify or affect the meaning of the substantive provisions of the Plan.

(8) Non-assignability of Benefits: The benefits payable hereunder or the right to receive future benefits under the Plan may not be anticipated, alienated, pledged, encumbered, or subjected to any charge or legal process, and if any attempt is made to do so, or a person eligible for any benefits becomes bankrupt, the interest under the Plan of the person affected may be terminated by the Benefits Administration Committee which, in its sole discretion, may cause the same to be held or applied for the benefit of one or more of the dependents of such person or make any other disposition of such benefits that it deems appropriate, in all events subject to the requirements of Code section 409A.

(9) Governing Law: Except to the extent that the Plan may be subject to the provisions of ERISA, the Plan will be construed and enforced according to the laws of the State of Texas, without giving effect to the conflict of laws principles thereof. Except as otherwise required by ERISA, every right of action by an Associate, former

31

Associate, or beneficiary with respect to the Plan shall be barred after the expiration of three years from the date of Separation of Service of the Eligible Management Associate or the date of receipt of the notice of denial of a claim for benefits, if earlier. In the event ERISA's limitations on legal actions do not apply, the laws of the State of Texas with respect to limitations of legal actions shall apply and the cause of action must be brought no later than four years after the date the action accrues.

(10) Transferred Eligible Management Associates: In the event of the transfer of an Eligible Management Associate after December 31, 1995 from a Participating Employer to a "non-participating employer" as defined below, said Eligible Management Associate shall continue to be eligible to participate in this Plan in accordance with Article III.

In the event of the transfer of an Eligible Management Associate on or after March 8, 1995 but on or before December 31, 1995 to a non-participating employer, said Eligible Management Associate will continue to be eligible to participate in this Plan in accordance with Article III provided that on December 31, 1995 the Eligible Management Associate (a) is in the employ of the non-participating employer and (b) is not eligible to participate in the Supplemental Retirement Program for Eligible Management Associates of JCPenney Financial Services.

The Service and Compensation of the Eligible Management Associate with the non-participating employer shall be recognized as attributable to a Participating Employer to the extent permitted by the Plan in determining benefits under the Plan. A non-participating employer shall mean a participating employer in the Supplemental Retirement Program for Eligible Management Associates of JCPenney Financial Services.

Notwithstanding the foregoing provisions of this Paragraph (10), an entity that ceases to be a member of the Controlled Group immediately after the Closing (as such term is defined in Paragraph (8) of Article IV) will not be a “non-participating employer” for any purpose of this Plan.

(11) Change in Control:

(a)     Authority of the Board of Directors. Upon a Change in Control as defined in Paragraph 11(c) of this Article VIII, the Board of Directors of the Parent Company will have the discretion and the authority to (i) terminate and liquidate the Plan pursuant to its irrevocable action taken within the 30 days preceding or the 12 months following a Change in Control and in accordance with Code section 409A, and Treasury Regulation section 1.409A-3(j)(4)(ix)(B), or its successor (in which event the benefit of each Eligible Management Associate who is also a participant in the Change In Control Plan will automatically vest as provided in Article IV, Paragraph 7); (ii) fund a grantor trust in accordance with the provisions of Paragraph 11(b) of this Article VIII; or (iii) provide that each Eligible Management Associate’s benefit in the Plan will become 100% vested and nonforfeitable as of the date of the Change in Control.

(b)     Grantor Trust. To the extent permitted by Code section 409A and the regulations thereunder, the Board of Directors will have the discretion and the authority

32

to transfer assets of the Parent Company, in an amount sufficient to pay benefits that have accrued under the Plan up to the date of the Change in Control Event, to a grantor trust to be established by the Parent Company for the purpose of paying benefits hereunder; and the Eligible Management Associate’s vested benefits shall thereafter be paid to the Eligible Management Associate from such trust in accordance with the terms of the Plan. On each anniversary date the Change of Control, the Company shall transfer, to the extent permitted by Code section 409A and the regulations thereunder, to the grantor trust an amount necessary to pay all benefits accrued under the Plan during the preceding twelve months.

(c)    Change in Control Event. For the purpose of determining whether a Change in Control has occurred with respect to a Eligible Management Associate, a Change in Control means a change in control within the meaning of Code section 409A and Treasury Regulation section 1.409A-3(i)(5), or its successor, including a change in the ownership of the corporation , a change in the effective control of the corporation, or a change in the ownership of a substantial portion of the assets of the corporation. For this purpose, “corporation” has the meaning given in Treasury Regulation section 1.409A-3(i)(5)(ii), or its successor.

33

ARTICLE IX.   CLAIMS PROCEDURES

If an Associate does not receive the benefits which he believes he is entitled to receive under the Plan, he may file a claim for benefits with the claims administrator as so designated by the Plan Administrator. All claims will be made in writing no later than the time prescribed by Treasury Regulation section 1.409A-3(g), or its successor, and will be signed by the claimant. If the claimant does not furnish sufficient information to determine the validity of the claim, the claims administrator will indicate to the claimant any additional information which is required.

Each claim will be approved or disapproved by the claims administrator within 90 days following the receipt of the information necessary to process the claim. In the event the claim administrator denies a claim for benefits in whole or in part, the claims administrator will notify the claimant in writing of the denial of the claim. Such notice by the claims administrator will also set forth, in a manner calculated to be understood by the claimant, the specific reasons for such denial, the specific Plan provisions on which the denial is based, a description of any additional material or information necessary to perfect the claim with an explanation of the Plan's claim review procedure as set forth below.

A claimant may appeal a denial of his claim by requesting a review of the decision by the Benefits Administration Committee or a person designated by the Committee, which person will be a named fiduciary under Section 402(a) (2) of ERISA for purposes of this Article IX. An appeal must be submitted in writing within 60 days after the denial and must (i) request a review of the claim for benefits under the Plan; (ii) set forth all of the grounds upon which claimant's request for review is based and any facts in support thereof; and (iii) set forth any issues or comments which the claimant deems pertinent to the appeal.

The Benefits Administration Committee or the named fiduciary designated by the Benefits Administration Committee will make a full and fair review of each appeal and any written materials submitted in connection with the appeal. The Benefits Administration Committee or the named fiduciary designated by the Benefits Administration Committee will act upon each appeal within 60 days after receipt thereof unless special circumstances require an extension of the time for processing, in which case a decision will be rendered as soon as possible but not later than 120 days after the appeal is received. The claimant will be given the opportunity to review pertinent documents or materials upon submission of a written request to the Benefits Administration Committee or named fiduciary, provided the Benefits Administration Committee or named fiduciary finds the requested documents or materials are pertinent to the appeal. On the basis of its review, the Benefits Administration Committee or named fiduciary will make an independent determination of the claimant's eligibility for benefits under the Plan.

The decision of the Benefits Administration Committee or named fiduciary on any claim for benefits will be final and conclusive upon all parties thereto. In the event the Benefits Administration Committee or named fiduciary denies an appeal in whole or in part, it will give written notice of the decision to the claimant, which notice will set forth in

34

a manner calculated to be understood by the claimant the specific reasons for such denial and which will make specific reference to the pertinent Plan provisions on which the decision was based.

If the claimant’s claim or appeal is approved, any resulting payment of benefits will be made no later than the time prescribed for payment of benefits by Treasury Regulation section 1.409A-3(g), or its successor.

35

APPENDIX I
Participating Employers

J. C. Penney Corporation, Inc.

JCP Logistics L. P.
(from and after February 1, 1999)

JCP Media L. P.
(from and after February 1, 1999)

JCP Overseas Services, Inc.
(from and after July 1, 1996)

J. C. Penney Private Brands, Inc.
(from and after January 1, 2000)

JCP Procurement L. P.
(from and after February 1, 1999)

JCP Publications Corp.
(formerly JCP Media Corporation)
(from and after April 3, 1996)

JCPenney Puerto Rico, Inc.

JCP Receivables, Inc.

The Original Arizona Jean Company

36

APPENDIX II
FORMER ELIGIBLE MANAGEMENT ASSOCIATES
WHOSE BENEFITS HAVE BEEN ASSUMED BY
THE SUPPLEMENTAL RETIREMENT PROGRAM FOR
ELIGIBLE MANAGEMENT ASSOCIATES OF
JCPENNEY FINANCIAL SERVICES

John Camillo
Yumin Chen
Donald S. Creveling
Stephen Duran
David Foster
Jerry R. Geyer
Paul A. Heleski
Robert Iorio
Judy Johnston
Deborah Litwak
Karen A. Nelson
Larry J. Tracey
Robert Valliere

37

APPENDIX III
ELIGIBLE MANAGEMENT ASSOCIATES
WHOSE NAMES ARE SET FORTH ON
APPENDIX I TO THE
SUPPLEMENTAL RETIREMENT PROGRAM FOR
ELIGIBLE MANAGEMENT ASSOCIATES OF
JCPENNEY FINANCIAL SERVICES

John Camillo
Yumin Chen
Donald S. Creveling
John DiJoseph
Stephen Duran
David Foster
Walter Gatewood
Jerry R. Geyer
Paul A. Heleski
Robert Iorio
Judy Johnston
Deborah Litwak
Thomas McGahey
Deborah Megee
Lynn Morris
Karen A. Nelson
Karen Newton
Leslie Pierce
Alvin Prudhomme
Regina V. Rohner

38

Joseph Sartoris
Sue E. Stewart
George Suiter
Mark Thornton
Larry J. Tracey
Robert Valliere
R. Michael Williams

39

APPENDIX IV
THE SUPPLEMENTAL RETIREMENT PROGRAM FOR
ELIGIBLE MANAGEMENT ASSOCIATES OFJ.C. PENNEY CORPORATION, INC.
Effective as of October 3, 2004

40

SUPPLEMENTAL RETIREMENT PROGRAM FOR

MANAGEMENT PROFIT-SHARING ASSOCIATES OF

J. C. PENNEY CORPORATION, INC.

ADOPTED EFFECTIVE JANUARY 1, 1978

AMENDED AND RESTATED EFFECTIVE AUGUST 1, 1995

AS AMENDED THROUGH FEBRUARY 16, 2004

This document is the amended and restated Plan adopted by the Benefit Plans Review Committee (BPRC) on July 11, 1995 with an effective date of August 1, 1995, as amended on the following dates:
April 1, 1996 by Director of Personnel;
April 10, 1996 by Board of Directors;
April 10, 1996 by Benefit Plans Review Committee;
June 28, 1996 by Personnel Committee;
July 9, 1997 by Benefit Plans Review Committee;
December 30, 1997 by Director of Personnel;
March 18, 1998 by Director of Personnel;
January 13, 1999 by Board of Directors;
July 14, 1999 by Board of Directors;
March 7, 2000 by Benefit Plans Review Committee;
February 6, 2001 by Human Resources Committee;
March 22, 2001 by Human Resources and Compensation Committee;
June 18, 2001 by Director of Business Planning and Support;
January 27, 2002 by Chief Human Resources and Administrative Officer; and
June 1, 2002 by Director of Human Resources.
December 10, 2003 by Board of Directors
February 16, 2004 by Human Resources Committee

1

SUPPLEMENTAL RETIREMENT PROGRAM FOR
MANAGEMENT PROFIT-SHARING ASSOCIATES OF
J. C. PENNEY CORPORATION, INC.

Adopted Effective January 1, 1978

Amended and Restated Effective August 1, 1995

As Amended Through December 10, 2003

3

SUPPLEMENTAL RETIREMENT PROGRAM FOR
MANAGEMENT PROFIT-SHARING ASSOCIATES OF
J. C. PENNEY CORPORATION, INC.

Adopted Effective January 1, 1978

Amended and Restated Effective August 1, 1995

As Amended Through December 10, 2003

ARTICLE I.   INTRODUCTION

The Supplemental Retirement Program for Management Profit--Sharing Associates of J. C. Penney Corporation, Inc. is a plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated associates. This document amends and restates the Plan, originally adopted effective January 1, 1978, effective August 1, 1995.

With respect to any Eligible Management Associate who terminated employment prior to August 1, 1995, benefits payable to such Eligible Management Associates are determined pursuant to the terms and conditions of the Supplemental Retirement Program for Management Profit-Sharing Associates of J. C. Penney Company, Inc. in effect as of July 31, 1995.

4

ARTICLE II.   DEFINITIONS

For the purpose of this Plan the following terms shall have the following meanings:

Associate: Any person who is employed by a Controlled Group Member if the relationship between a Controlled Group Member and such person would constitute the legal relationship of employer and employee, including an officer who may or may not be a director, but excluding a director serving only in that capacity, and excluding any employee of a Controlled Group Member substantially all the operations of which are outside the United States unless United States Social Security contributions are made on behalf of such employee.

Average Final Compensation: The average annual Compensation of an Eligible Management Associate in respect of the three calendar years of his highest Compensation determined by taking into account (a) the Compensation attributable to the Eligible Management Associate's Credited Service in the calendar year in which occurs such Early Retirement Date, Traditional Retirement Date, or Delayed Retirement Date, as the case may be, and (b) the Compensation during either of the following, whichever is appropriate:

(i)  the 9 full calendar years of Final Service immediately preceding the calendar year in which occurs the Eligible Management Associate's Early Retirement Date, Traditional Retirement Date, or Delayed Retirement Date, as the case may be; or

(ii)  if such Eligible Management Associate has less than 9 full calendar years of Final Service, the entire number of full calendar years of such Final Service immediately preceding the calendar year in which occurs the Eligible Management Associate's Early Retirement Date, Traditional Retirement Date, or Delayed Retirement Date, as the case may be.

    If such Eligible Management Associate has less than three full calendar years of Final Service prior to the calendar year in which occurs his Early Retirement Date, Traditional Retirement Date, or Delayed Retirement Date, Average Final Compensation shall mean the aggregate Compensation earned with respect to the Eligible Management Associate's Final Service immediately preceding the calendar year in which occurs his Early Retirement Date, Traditional Retirement Date or Delayed Retirement Date, divided by the total number of full months of such Final Service, multiplied by 12.

Benefit Commencement Date: The date upon which payment of a Pension Plan Participant's retirement benefit is scheduled to begin pursuant to the terms of the Pension Plan.

Benefit Restoration Plan: Prior to January 27, 2002, the J. C. Penney Company, Inc. Benefit Restoration Plan, as amended from time to time, and on and

5

after January 27, 2002, The J. C. Penney Corporation, Inc. Benefit Restoration Plan, as amended from time to time.

Benefits Administration Committee: The committee appointed by the Human Resources Committee and authorized by Article VI to administer the Plan.

Board of Directors: Board of Directors of the Parent Company.

Code: The Internal Revenue Code of 1986, as amended from time to time. References to "regulations" are to regulations published by the Secretary of the Treasury under applicable provisions of the Code, unless otherwise expressly indicated.

Company: Prior to January 27, 2002, J. C. Penney Company, Inc., a Delaware corporation, and on and after January 27, 2002, J. C. Penney Corporation, Inc., a Delaware corporation. The term "Company" will also include any successor employer, if the successor employer expressly agrees in writing as of the effective date of succession to continue the Plan.

Company Account(s): The account(s) of that name and any successor account(s) and/or fund(s) established and maintained pursuant to the Savings and Profit-Sharing Retirement Plan prior to January 1, 1999, the Savings, Profit-Sharing and Stock Ownership Plan, and the Mirror Savings Plans in which are reflected all Company contributions allocated to an Eligible Management Associate together with all assets attributable thereto.

Compensation: The total cash remuneration (including Profit Incentive Compensation, and whether received or deferred (i) Performance Unit Plan payments and (ii) EVA Performance Plan payments) paid to an Associate by the Company or a Participating Employer, or, for the purpose of determining Average Final Compensation only, by a Controlled Group Member, that qualifies as wages as defined in Code Section 3401(a), determined without regard to any reduction for workers’ compensation and state disability insurance reimbursements, and all other compensation payments for which the Company or a Participating Employer or other Controlled Group Member is required to furnish the Associate a written statement under Code Sections 6041(d), 6051(a)(3) and 6052, reduced by the following items:

(a)  all expatriate and foreign service allowances, including without limitation cost-of-living adjustments;

(b)  tax gross-up payments;

(c)  noncash prizes;

(d)  income attributable to employer-provided group term life insurance;

(e)  income recognized with respect to stock options and stock awards;

(f)  tax equalizations payments;
6

(g)     Taxable and nontaxable relocation payments;

(h)  payments of deferred amounts under the EVA Performance Plan or any other nonqualified plan of deferred compensation;

(i)  special payments made to an Associate under the Performance Unit Plan or the EVA Performance Plan in the year of retirement or disability;

(j)  severance pay, outplacement pay, and/or critical pay;

(k)  third-party disability payments (State of New York);

(l)  home sale bonus payments;

(m)  mortgage interest assistance payments;

(n)  senior management perquisites, tax preparation fees, and allowances for travel from Alaska and Hawaii;

(o)  legal settlements constituting back pay or other wage payments;

(p)  non-associate travel reimbursements;

(q)  clothing allowance payments; and

(r)      payments made pursuant to a non-compete agreement.

In addition, Compensation includes any contributions made by a Participating Employer or other Controlled Group Member on behalf of an Associate pursuant to a deferral election under any employee benefit plan containing a cash or deferred arrangement under Code Section 401(k), and any amounts that would have been received as cash but for an election to receive benefits under a cafeteria plan meeting the requirements of Code Section 125, and amounts deferred by an Associate under the Deferred Compensation Plan and the Mirror Savings Plans.

Each annual payment to an Associate (i) from the Performance Unit Plan, (ii) from the EVA Performance Plan, and (iii) of Profit Incentive Compensation shall be deemed to have been made in the calendar year immediately preceding the year in which payment was actually made.

For all purposes under the Plan, the Benefits Administration Committee, in its discretion, may exclude additional items from “Compensation” under the Plan.

An Associate who is in the service of the Armed Forces of the United States during any period in which his reemployment rights are guaranteed by law will be considered to have received the same rate of Compensation during his absence he was receiving immediately prior to his absence, provided he returns to employment with a Controlled Group Member within the time such rights are guaranteed.

7

     Controlled Group: The Company and all other corporations, trades and businesses, the employees of which, together with employees of the Company, are required by the first sentence of subsection (b) , by subsection (c) , by subsection (m) , or by subsection (o) of Code section 414 to be treated as if they were employed by a single employer.

Controlled Group Member: Each corporation or unincorporated trade or business that is or was a member of a Controlled Group, but only during such period as it is or was such a member.

Credited Service: The years of credited service, up to a total maximum of 40 years, credited to an Eligible Management Associate (a) under the terms of the Pension Plan, determined without regard to any yearly limitation imposed by the terms of the Pension Plan (excluding any periods of Disability Service), and (b) under Paragraph (1) of Article VIII.

Deferred Compensation Plan: J. C. Penney Company, Inc. 1995 Deferred Compensation Plan, as amended from time to time, as in existence prior to January 1, 1999 before being merged into the J. C. Penney Company, Inc. Mirror Savings Plan II effective January 1, 1999.

Deferred Performance Unit Plan: J. C. Penney Company, Inc. Deferred Compensation Plan originally effective February 1, 1985 and amended to prohibit further deferrals effective January 26, 1991.

Delayed Retirement Date: The first day of the month immediately following the date on which an Eligible Management Associate Separates from Service after having attained Traditional Retirement Age.

Disability Service: The years of disability service credited to an Eligible Management Associate under the terms of the Pension Plan.

Early Retirement Age: The first date on which an Eligible Management Associate has attained age 55 and has completed at least 15 years of Service.

Early Retirement Date: The first day of the month immediately following the date on which an Eligible Management Associate Separates from Service after having attained Early Retirement Age but before attainment of such Eligible Management Associate's Traditional Retirement Age.

Eligible Management Associate: An Associate (excluding an Associate who retired from (i) a Participating Employer before January 1, 1978, (ii) J. C. Penney Life Insurance Company or J. C. Penney Casualty Insurance Company on or after January 1, 1990, or (iii) Thrift Drug, Inc. on or after April 1, 1991) classified under the Company's personnel policy as a management associate and who is participating in a Profit Incentive Compensation program or other profit sharing compensation program (other than the Savings and Profit-Sharing Retirement Plan or the Savings, Profit-Sharing and Stock Ownership Plan) of a Participating Employer on his Traditional Retirement Date or Early Retirement Date. Notwithstanding the preceding sentence, the Benefits

8

Administration Committee reserves the right to waive, in its discretion, one or more of the requirements of this paragraph on a case by case basis for any Associate age 55 who was participating in a Profit Incentive Compensation program on December 31, 1995.

ERISA: Employee Retirement Income Security Act of 1974, as amended from time to time.

Estimated Social Security Benefit: (1) For purposes of the benefit provided in Paragraph (3) of Article IV the monthly benefit the Eligible Management Associate would receive under the Social Security Act at age 62 based on the following assumptions:

(i)     All compensation earned (a) prior to the later of 1951 or the year the Eligible Management Associate attains age 22 or (b) in the year in which the Eligible Management Associate Separates from Service if such separation occurs prior to the last day of the calendar year will be disregarded;

(ii)   Earnings for the years prior to the Eligible Management Associate’s employment with the Participating Employer are in the same proportion to the Taxable Wage Base in effect for the prior years as that which the first full year of earnings bore to the Taxable Wage Base in existence at that time;

(iii)   Earnings are averaged over a number of full calendar years as determined by the following:

Year of Birth	Number of Full Calendar Years
1925	31
1926	32
1927	33
1928	34
After 1928	35

If the Eligible Management Associate's total calendar years of earnings determined under clauses (i) and (ii) above exceed the number of full years of earnings that are to be averaged based on the year of such Eligible Management Associate's birth, one or more of the Eligible Management Associate's lowest years of earnings will be disregarded until his total years of earnings equals the number of full years of earnings that are to be averaged based on the year of such Eligible Management Associate's birth.

(iv)         Social Security indexing factors used are those actually used by the Social Security Administration in determining the Eligible Management Associate's Social Security benefit, and if those factors are not available, the latest published factors will be used.

9

(2)          For Eligible Management Associates who reach Traditional Retirement Age on or prior to August 1, 2000, for purposes of clause (iii) of Subparagraph (b) of Paragraph (1) of Article IV the lesser of the benefit determined under (A) or (B) below:

(A) The product of (a) multiplied by (b) with (a) being the monthly benefit the Eligible Management Associate would receive under the Social Security Act at age 62, or if retirement is later than age 62, the benefit payable at actual retirement, based on the following assumptions:

(i)  The benefit is based solely on the compensation earned during the Eligible Management Associate’s calendar years of service and disregarding the Eligible Management Associate’s last calendar year of service if less than a full year and disregarding completely all other years;

(ii)   Earnings are averaged over the number of years of actual credited service, as defined in the Pension Plan;

(iii)  Social Security indexing factors used are those actually used by the Social Security Administration in determining the Eligible Management Associate’s social security benefit, and if those factors are not available, the latest published factors will be used;

and  (b) being a fraction, not exceeding one, the numerator of which is the Eligible Management Associate’s years of credited service, as defined by the Pension Plan and the denominator of which is 30.

(B) The monthly benefit the Eligible Management Associate would receive under the Social Security Act at age 62, or if retirement is later than age 62, the benefit payable at actual retirement, based on the following assumptions:

(i)     All compensation earned (a) prior to the later of 1951 or the year the Eligible Management Associate attains age 22 or (b) in the year in which the Eligible Management Associate Separates from Service if such separation occurs prior to the last day of the calendar year will be disregarded;

(ii)  The Eligible Management Associate earned no compensation for calendar years before the Eligible Management Associate was employed by the Participating Employer, which years will be included in the calculation as years of zero earnings;

(iii)   Earnings are averaged over a number of full calendar years as determined by the following:

Year of Birth	Number of Full Calendar Years
1925	31
1926	32

10

1927	33
1928	34
After 1928	35

If the Eligible Management Associate's total calendar years of earnings determined under clauses (i) and (ii) above exceed the number of full years of earnings that are to be averaged based on year of such Eligible Management Associate's birth, one or more of the Eligible Management Associate's lowest years of earnings will be disregarded until his total years of earnings equals the number of full years of earnings that are to be averaged based on the year of such Eligible Management Associate's birth.

(iv)    Social Security indexing factors used are those actually used by the Social Security Administration in determining the Eligible Management Associate's Social Security benefit, and, if those factors are not available, the latest published factors will be used.

For Eligible Management Associates who reach Traditional Retirement Age after August 1, 2000, for purposes of clause (iii) of Subparagraph (b) of Paragraph (1) of Article IV, Estimated Social Security Benefit shall be determined under (B) above.

EVA Performance Plan: The J. C. Penney Company, Inc. 1998 EVA Performance Plan, as amended from time to time.

Final Service: An Eligible Management Associate's years of Credited Service plus, if he becomes an Associate of a Controlled Group member that is not a Participating Employer, the years of Service with such Controlled Group Member that are credited to the Associate after he ceases earning Credited Service. Calendar years that include a period of Disability Service will not be included in the determination of Final Service. Calendar years of Service or of Credited Service that are interrupted by a Separation from Service or by one or more years in which the Eligible Management Associate did not receive Compensation for the entire year will be considered to be consecutive for purposes of determining consecutive years of Final Service.

Human Resources and Compensation Committee: The Human Resources and Compensation Committee of the Board of Directors of the Parent Company.

Human Resources Committee: The Human Resources Committee of the Management Committee of the Company.

Interest Income Account(s): The account(s) of that name and any successor account(s) and/or fund(s) established and maintained pursuant to the Savings and Profit-Sharing Retirement Plan and/or the Savings, Profit-Sharing and Stock Ownership Plan.

Matched Deposits: An Eligible Management Associate’s deposits, not in excess of 6% of his compensation (as defined in the Savings and Profit-Sharing Retirement Plan, the Savings, Profit-Sharing and Stock Ownership Plan and the Mirror

11

Savings Plans), made pursuant to the Savings and Profit-Sharing Retirement Plan, the Savings, Profit-Sharing and Stock Ownership Plan, and the Mirror Savings Plans.

Mirror Savings Plans: Prior to January 27, 2002, the J. C. Penney Company, Inc. Mirror Savings Plan I, the J. C. Penney Company, Inc. Mirror Savings Plan II, and the J. C. Penney Company, Inc. Mirror Savings Plan III, all as amended from time to time, and on and after January 27, 2002, the J. C. Penney Corporation, Inc. Mirror Savings Plan I, the J. C. Penney Corporation, Inc. Mirror Savings Plan II, and the J. C. Penney Corporation, Inc. Mirror Savings Plan III, all as amended from time to time.

Parent Company: J. C. Penney Company, Inc., a Delaware corporation, and any successor corporation.

Participating Employer: The Company and any other Controlled Group Member or organizational unit of the Company or of a Controlled Group Member which is designated as a Participating Employer under the Plan by the Human Resources Committee; provided, however, that if such designation would substantially increase the cost of the Plan to the Company, such designation shall be subject to the sole discretion of the Board of Directors.

Penney Stock (Company) Account: The account(s) of that name and any successor account(s) and/or fund(s) established and maintained pursuant to the Savings and Profit-Sharing Retirement Plan and/or the Savings, Profit-Sharing and Stock Ownership Plan.

Pension Plan: Prior to January 27, 2002, the J. C. Penney Company, Inc. Pension Plan, as amended from time to time, and on and after January 27, 2002, the J. C. Penney Corporation, Inc. Pension Plan, as amended from time to time.

Pension Plan Participant: An Associate or former Associate who is treated as a participant under the Pension Plan.

Performance Unit Plan: J. C. Penney Company, Inc. 1984 Performance Unit Plan, as amended from time to time, as in existence prior to February 1, 1998 when terminated effective January 31, 1998.

Plan: Prior to January 27, 2002, the Supplemental Retirement Program for Management Profit-Sharing Associates of J. C. Penney Company, Inc., as amended from time to time, and on and after January 27, 2002, the Supplemental Retirement Program for Management Profit-Sharing Associates of J. C. Penney Corporation, Inc. as amended from time to time.

Profit Incentive Compensation: The share of store profits to which an Associate is entitled as a store manager or as a member of a store's management staff; the management incentive compensation to which a management Associate is entitled; the regional or district incentive compensation to which a regional or district office Associate is entitled; and, if so determined by the Human Resources Committee, any other compensation based on profits (excluding any Company contributions to and benefits under the Savings and Profit-Sharing Retirement Plan and Savings, Profit-

12

Sharing and Stock Ownership Plan) to which an Associate of a Participating Employer, or, for the purpose of determining Average Final Compensation only, a Controlled Group Member who is not a Participating Employer, is entitled.

Savings and Profit-Sharing Retirement Plan: J. C. Penney Company, Inc. Savings and Profit-Sharing Retirement Plan, as amended from time to time, as in existence prior to January 1, 1999 before being merged into the Savings, Profit-Sharing and Stock Ownership Plan effective January 1, 1999.

Savings, Profit-Sharing and Stock Ownership Plan: Prior to January 27, 2002, the J. C. Penney Company, Inc. Savings, Profit-Sharing and Stock Ownership Plan, as amended from time to time, and on and after January 27, 2002, the J. C. Penney Corporation, Inc. Savings, Profit-Sharing and Stock Ownership Plan, as amended from time to time.

Separation from Service or Separates from Service: Termination of Service after having attained age 55 by reason of disability, discharge, retirement (including resignation), or death. Termination of Service due to a disability is deemed to occur upon the later of termination of the Eligible Management Associate's sick pay or at the end of any leave of absence granted the Eligible Management Associate.

Service: The period of time credited to an Eligible Management Associate as service under the terms of the Pension Plan.

Spouse: The individual to whom an Eligible Management Associate is legally married under the laws of the State (within the meaning of section 3(10) of ERISA) in which the Eligible Management Associate is domiciled, or if domiciled outside the United States, under the laws of the State of Texas.

Tax Deferred Deposits: Deposits made under the Savings and Profit-Sharing Retirement Plan and/or the Savings, Profit-Sharing and Stock Ownership Plan which were subject to a cash or deferred election under Section 401(k) of the Code and designated as Tax Deferred Deposits pursuant to the terms of the Savings and Profit--Sharing Retirement Plan and/or the Savings, Profit-Sharing and Stock Ownership Plan.

Taxed Deposits: An Eligible Management Associate's after-tax deposits made under the Savings and Profit-Sharing Retirement Plan and/or the Savings, Profit-Sharing and Stock Ownership Plan and designated as Taxed Deposits pursuant to the terms of the Savings and Profit-Sharing Retirement Plan and/or the Savings, Profit--Sharing and Stock Ownership Plan.

Traditional Retirement Age: The date on which an Eligible Management Associate attains age 60.

Traditional Retirement Date: The first day of the month immediately following the date an Eligible Management Associate attains Traditional Retirement Age if such Eligible Management Associate Separates from Service on such date.
13

Valuation Date: With respect to the Company Accounts, excluding the Penney Stock (Company) Account, each day of the calendar year. With respect to the Penney Stock (Company) Account(s), each day of a calendar year on which the New York Stock Exchange is open. If the New York Stock Exchange is closed, the Penney Stock (Company) Account(s) will have the same value as of the last immediately preceding day the Exchange was open.

14

ARTICLE III.   PARTICIPATION

Each Eligible Management Associate shall participate in the Plan as of such Eligible Management Associate's Early Retirement Date, Traditional Retirement Date, or Delayed Retirement Date, as the case may be; provided, however, that such Eligible Management Associate who has a Separation from Service in the month of December shall commence participation in the Plan as of the last day of that December. Notwithstanding the preceding sentence, and except as otherwise provided in Paragraph (9) of Article IV, effective on and after January 1, 1996, any Associate who, on December 31, 1995, was not classified as management or who was not in a Profit Incentive Compensation program shall not be considered an Eligible Management Associate and shall not participate in the Plan. In addition, effective as of the Closing (as such term is defined in Paragraph (9) of Article IV), the Eligible Management Associates whose names are set forth on Appendix II to the Plan shall cease to participate in the Plan and shall not be entitled to a benefit under any provision of the Plan. In the event an Eligible Management Associate whose name is set forth on Appendix II is employed after the Closing by the Company or any Controlled Group Member, such person will not thereafter be an Eligible Management Associate and will not participate in the Plan on or after the date of such employment.

15

ARTICLE IV.   BENEFITS

(1)  At Early, Traditional, or Delayed Retirement Date: The annual amount of benefit payable from the Plan in monthly installments to an Eligible Management Associate commencing on such Eligible Management Associate's Early Retirement Date, Traditional Retirement Date, or Delayed Retirement Date, as the case may be, and terminating with the installment payable on the first day of the month in which such Eligible Management Associate dies, shall be:

(a) the sum of
(i)    3% of the Eligible Management Associate's Average Final Compensation multiplied by such Eligible Management Associate's Credited Service not in excess of 10 years;
plus
(ii)   1% of the Eligible Management Associate's Average Final Compensation multiplied by such Eligible Management Associate's Credited Service in excess of 10 years but not in excess of 30 years;
plus
(iii)  1/2 of 1% of the Eligible Management Associate's Average Final Compensation multiplied by such Eligible Management Associate's Credited Service in excess of 30 years but not in excess of 40 years;
less
(iv)   1/3 of 1% for each month by which the Eligible Management Associate's Early Retirement Date shall precede such Eligible Management Associate's Traditional Retirement Date multiplied by the Eligible Management Associate's Average Final Compensation;
less

(b) the sum of

(i)     the single-life, no-death-benefit annuity equivalent of (a) the annual amount of pension payable pursuant to the Pension Plan (disregarding Disability Service) assuming that the Eligible Management Associate's Benefit Commencement Date is the first day of the month immediately following the date of such Eligible Management Associate's Separation from Service, (b) the annual amount payable pursuant to the terms of a domestic relations order qualified under Code Section 414(p), (A) from the Pension Plan and (B) from benefits accrued pursuant to Paragraph (1) of Article IV of the Benefit Restoration Plan and (c) the accrued benefit payable pursuant to Paragraph (1) of Article IV of the Benefit Restoration Plan;
plus
(ii)       the single-life, no-death-benefit annuity equivalent, as of the Valuation Date which is the next trading date of the New York Stock Exchange following the Eligible Management Associate’s Separation from Service, of

(a)    the value of all assets allocated to the Eligible Management Associate in the Company Account(s) under the Savings, Profit-Sharing and Stock Ownership Plan, including such assets allocated to him under
16

    the Savings and Profit-Sharing Retirement Plan prior to January 1, 1999; and

(b)    the value of any additional assets which would have been allocated to the Eligible Management Associate’s Company Account(s) under the Savings and Profit-Sharing Retirement Plan, the Savings, Profit-Sharing and Stock Ownership Plan, and the Mirror Savings Plans, had such Eligible Management Associate made all further permissible Matched Deposits up to 6% of his compensation (as such term is defined in each said plan) under each said plan and had he not made any withdrawals of taxed Matched Deposits from the plans prior to January 1, 1989; and

(c)    the value of dividends attributable to units in his Company Account (within the meaning of the Savings, Profit-Sharing and Stock Ownership Plan) and distributed to the Eligible Management Associate pursuant to Section 9.04 of the Savings, Profit-Sharing and Stock Ownership Plan; and

(d)       the value of any amounts payable pursuant to the terms of a domestic relations order qualified under Code Section 414(p) out of such Eligible Management Associate’s Company Account(s) from the Savings and Profit-Sharing Retirement Plan and the Savings, Profit-Sharing and Stock Ownership Plan; and

(e)       the value of benefits payable to the Eligible Management Associate (or another person on behalf of the Eligible Management Associate from (A) his annual benefit limit make-up account pursuant to paragraph (2) of Article IV of the Benefit Restoration Plan prior to January 1, 1999, and (B) his Company Accounts under the Mirror Savings Plans;
plus
(iii)   50% (less 1/4 of 1% for each month by which the Eligible Management Associate's Early Retirement Date shall precede such Eligible Management Associate's Traditional Retirement Date) of the Eligible Management Associate's Estimated Social Security Benefit;
plus
(iv)   in the case of an Eligible Management Associate whose Credited Service is increased pursuant to Paragraph (1) of Article VIII, the amount of annual retirement benefit (or any commutations thereof or substitutions therefor) payable to an Eligible Management Associate from any other employer, but only to the extent determined by the Benefits Administration Committee, expressed in the form of a single-life, no-death-benefit annuity equivalent (as determined by the Benefits Administration Committee), commencing on such Eligible Management Associate's Separation from Service.

In determining the amount referred to in clause (ii) of subparagraph (b) of this Paragraph (1) of this Article IV, it shall be deemed that:
17

(i)     an Eligible Management Associate who has not, at all times when he was eligible to participate in the Savings and Profit-Sharing Retirement Plan and the Savings, Profit-Sharing and Stock Ownership Plan and the Mirror Savings Plans, contributed an amount sufficient to share, to the maximum extent, in the Company contribution to such Plan or such predecessor plan has so contributed and that an Eligible Management Associate who did not share, to the maximum extent, in Company contributions for which he was eligible under the Savings and Profit-Sharing Retirement Plan due to any withdrawal of taxed Matched Deposits, be deemed not to have any such withdrawal;

(ii)    the share of any such Company contribution deemed to have been credited to an Eligible Management Associate pursuant to this Paragraph for plan years ending before January 1, 1989 shall be deemed to have experienced the same rate of dividends, earnings, and change in value as the actual rate of dividends, earnings, and change in value experienced by the Penney Stock (Company) Account under the Savings and Profit-Sharing Retirement Plan from the time such share of a Company contribution is deemed to have been credited for said plan years and that the value of this said amount as of December 31, 1988 under the Savings and Profit-Sharing Retirement Plan, plus the share of any such Company contribution deemed to have been credited to an Eligible Management Associate pursuant to this Paragraph for plan years beginning after December 31, 1988 shall be deemed to have experienced the same rate of earnings and change in value experienced by the Interest Income Account under the Savings, Profit-Sharing and Stock Ownership Plan from the time such share of a Company contribution is deemed to have been credited for said plan years;

(iii)   the value of the amount of the Company Account(s) and annual limit make-up account paid out pursuant to a domestic relations order qualified under Section 414(p) of the Code deemed to have been credited to an Eligible Management Associate pursuant to this Paragraph shall be deemed to have experienced the same rate of earnings and change in value experienced by the Interest Income Account under the Savings, Profit-Sharing and Stock Ownership Plan from the time such amount is deemed to have been credited; and

(iv)   the rates used to determine the single-life, no-death-benefit annuity equivalent shall be the rates that the Benefits Administration Committee, in its discretion, shall determine.

(2) Minimum Benefit: In no event will the amount payable to an Eligible Management Associate under Paragraph (1) of this Article IV at such Eligible Management Associate's Traditional Retirement Date or Delayed Retirement Date, as the case may be, be less than the difference between:

(A)   the amount of pension payable pursuant to the early retirement pension benefit provision of the Pension Plan (determined without regard to any

18

compensation or benefit limits imposed by the Code) that would be applicable if the Eligible Management Associate elected to receive benefits pursuant to that provision prior to such Eligible Management Associate's normal retirement date, as defined in the Pension Plan (disregarding Disability Service, if any, and including as Credited Service any increase granted under Article VIII hereof) assuming the Eligible Management Associate's Benefit Commencement Date is the first day of the month immediately following the day of such Eligible Management Associate's Separation from Service under this Plan, and

(B)   the amount of pension payable pursuant to the early retirement pension benefit provision of the Pension Plan (determined without regard to any compensation or benefit limits imposed by the Code) that would be applicable if the Eligible Management Associate did not elect to receive benefits pursuant to that provision prior to the Eligible Management Associate's normal retirement date, as defined in the Pension Plan (disregarding Disability Service, if any, and including as Credited Service any increase granted under Article VIII hereof).

In no event will the amount payable under Paragraph (1) of this Article IV to an Eligible Management Associate who:

(a)       Separates from Service on his Early Retirement Date within one year prior to his Traditional Retirement Date and who is granted additional Credited Service pursuant to Paragraph (1) of Article VIII at his Early Retirement Date, or

(b)      Separates from Service because of a reduction in force and is designated as an individual termination by the Director of Personnel in accordance with Paragraph (1) of Article VIII and who is granted deemed additional months of Credited Service thereunder be less than the difference between

(A) the amount of pension that would be payable (determined without regard to any compensation or benefit limits imposed by the Code) at such Eligible Management Associate's normal retirement date, as defined by the Pension Plan (disregarding Disability Service, if any, and including as Credited Service, as defined by the Pension Plan, any increase granted under Article VIII hereof), and

(B)  the amount of pension payable pursuant to the early retirement pension benefit provision of the Pension Plan (determined without regard to any compensation or benefit limits imposed by the Code) that would be applicable if the Eligible Management Associate elected to receive benefits pursuant to that provision prior to such Eligible Management Associate's normal retirement date, as defined by the Pension Plan (disregarding Disability Service, if any, and excluding as Credited Service any increase granted under Article VIII hereof) assuming the Eligible Management Associate's Benefit Commencement Date is the first day of the month

19

following such associate's Separation from Service, but in no event prior to the date such associate reaches age 59.

(3) Social Security Make-up:In addition to any other benefit payable under this Plan, an annual benefit equal to the Estimated Social Security Benefit shall be payable in monthly installments to an Eligible Management Associate commencing on such Eligible Management Associate's Traditional Retirement Date or Delayed Retirement Date up to age 62, as the case may be, (or, for an Eligible Management Associate who Separates from Service within one year prior to his Traditional Retirement Date and who is granted any adjustment pursuant to either clause (i) or (ii) of Paragraph (1) of Article VIII, on his Early Retirement Date) and terminating with the installment payable on the first day of the month in which such Eligible Management Associate dies or with the installment payable on the first day of the month prior to the month in which the Eligible Management Associate first becomes eligible for the primary old age benefit payable under the United States Social Security laws by reason of disability or attainment of age 62, whichever comes first.

An Eligible Management Associate, who, on his Separation from Service, is entitled to disability benefits under the United States Social Security laws, shall not be eligible for any Social Security make-up benefits provided for in this paragraph.

(4) Death Benefit: If an Eligible Management Associate has elected a form of payment with a guaranteed number of payments and the Eligible Management Associate dies before receiving all benefits payable under that option, remaining payments will be made to the person designated by the Eligible Management Associate as his beneficiary at the time the form of payment was selected.

If an Eligible Management Associate is married at the time such Eligible Management Associate Separates from Service by reason of death after attaining Early Retirement Age, or if an Eligible Management Associate who has Separated from Service after attaining Early Retirement Age and who is married at the time of his death, dies before payment has begun under the Plan, such Eligible Management Associate's Spouse will receive the benefit that would have been payable if the Eligible Management Associate had a Separation from Service immediately prior to such Eligible Management Associate's death (if he was an active Associate on the date of his death), and had begun to receive benefits immediately prior to his death in the form of a 100% (75% if death occurs prior to January 1, 1996) joint and survivor annuity without payment certain with the Spouse as the beneficiary.

(5) Life Insurance Coverage: Commencing on an Eligible Management Associate's Traditional Retirement Date or Delayed Retirement Date, as the case may be, and ending on such Eligible Management Associate's attainment of age 70, the Company will continue to provide an Eligible Management Associate who has at least 10 years of uninterrupted employment with a Participating Employer with term life insurance coverage at Company expense on a decreasing coverage basis.

The amount of coverage to be provided into retirement shall be equal, at such Eligible Management Associate's Traditional Retirement Date, to 100% of the amount of coverage being provided to him at Company expense immediately prior to

20

the attainment of his Traditional Retirement Age reduced to 90%, 80%, 70%, 60%, 50%, 40%, 30%, 20%, and 10% of such amount of coverage on the first day of the month following his attainment of age 61, 62, 63, 64, 65, 66, 67, 68, and 69, respectively.

The amount of coverage to be provided at a Delayed Retirement Date shall be the applicable percentage based upon the Eligible Management Associate's age on such Delayed Retirement Date multiplied by the amount of coverage being provided to him at Company expense immediately prior to his Delayed Retirement Date and decreasing thereafter as provided in the preceding sentence.

If, on the Eligible Management Associate's Traditional Retirement Date or Delayed Retirement Date, as the case may be, such Eligible Management Associate is already covered by term life insurance under the Company's term life insurance plan on account of the Eligible Management Associate's total disability, such Eligible Management Associate shall not be eligible for any term life insurance coverage provided for in this paragraph. Benefits payable under this Plan will be paid to the beneficiary designated by the Eligible Management Associate as soon as practicable after receipt of a properly submitted claim.

A Participant whose group term life insurance coverage under the Plan terminates because of his attainment of age 70 will have the right to convert his group term life insurance coverage to an individual policy to the extent, and only to the extent, permitted under the group policy applicable to the Participant. Any election to convert to individual coverage must be made within 31 days after the Participant's coverage under the Plan terminates and must be made in accordance with all requirements specified in such policy. The amount of coverage that may be converted shall be the amount in effect immediately before the Participant attained age 70.

(6) Effect of Certain Payments made in December 1992: In the event the Company, in its discretion, made payments to a current or former Eligible Management Associate on or before December 31, 1992 under the Company's Profit Incentive Compensation program and under the Performance Unit Plan and such payments were attributable to the Company's fiscal year ending on January 30, 1993, this Paragraph shall apply. The effect of such payments on the benefits payable to such individual under the Pension Plan and under the Savings, Profit-Sharing and Stock Ownership Plan shall be determined with respect to whether an increase or decrease in benefits resulted. Benefits payable under this Plan to such current or former Eligible Management Associate shall be adjusted (a) to offset any such increase in benefits and/or (b) to restore any such decrease in benefits so that no advantage or detriment, as the case may be, shall be experienced by any such current or former Eligible Management Associate with respect to total retirement benefits under the above-referenced Plans and this Plan.

(7) Special Rules for VERP Plan Participants: The following special rules shall apply as applicable to an Eligible Management Associate who is a participant in the J. C. Penney Company, Inc. Voluntary Early Retirement Plan ("VERP Plan") or who is eligible for benefits under Section 4.17(a) of the Pension Plan. Effective January 27, 2002, the name of the VERP Plan was changed to the J. C. Penney Corporation, Inc. Voluntary Early Retirement Plan.

21

(a) If the Eligible Management Associate has attained at least age 55 but not age 60 as of April 30, 1998 and has compensation as determined under Section 4.17(d) the Pension Plan for the 1997 calendar year in excess of $80,000 but not more than $87,000, he shall be entitled to receive a benefit in lieu of the Minimum Benefit described in Paragraph (2) of Article IV equal to (i) minus (ii) below:

(i)    The annual enhanced normal retirement benefit that would have been payable to the Eligible Management Associate from the Pension Plan pursuant to Section 4.17(b) of the Pension Plan but for the restrictions and limitations of said Section 4.17(b), calculated as follows:

(A) For purposes of determining the Eligible Management Associate's normal retirement benefit and supplemental retirement benefit that would have been payable under the Pension Plan pursuant to Sections 4.1(b) and 4.1(e), 4.2(b) and 4.2(e), 4.3(b) and 4.3(e), or Section 4.3A(b) and 4.3A(e), three additional years of Credited Service, up to a maximum of 35 such years, will be added to his Credited Service determined as if he had Separated from Service on December 31, 1997; and such retirement benefit will be unreduced for early commencement of benefits. In no event will more than 10 years of Credited Service be taken into account for purposes of determining his enhanced supplemental retirement benefit.

(B) The Eligible Management Associate's minimum and protected retirement benefits determined under the Pension Plan pursuant to Sections 4.1(c), 4.2(c), 4.3(c), 4.3A(c), and 4.4; his supplemental retirement benefit calculated under Sections 4.1(e), 4.2(e), 4.3(e) or 4.3A(e), which is to be added to his minimum benefit; and his Recalculated Pension Benefit (as defined in the Pension Plan) under Section 4.15 will be calculated without regard to the provisions of this subparagraph (i), and the applicable early retirement factors set forth in Section 4.5 of the Pension Plan will be applied.

(C) The Participant's enhanced retirement benefit will be the greater of the benefit calculated under clause (A) or the benefit under clause (B).

(ii)    The annual enhanced normal retirement benefit actually payable to the Eligible Management Associate pursuant to Section 4.17(c) of the Pension Plan subject to the applicable early retirement factors set forth in Section 4.5 of the Pension Plan, calculated as follows:

(A) For purposes of determining the Eligible Management Associate's normal retirement benefit and supplemental retirement benefit under the Pension Plan pursuant to Sections 4.1(b) and 4.1(e), 4.2(b) and 4.2(e), 4.3(b) and 4.3(e), or Section 4.3A(b) and 4.3A(e), three additional years of Credited Service, up to a maximum of 35 such years, will be added to his Credited Service determined as if the Participant had Separated from Service on December 31, 1997; five years will be added to his age as of April 30, 1998; and the applicable early retirement factors set forth in

22

Section 4.5 of the Pension Plan will be applied based on his enhanced age. In no event will more than 10 years of Credited Service be taken into account for purposes of determining his enhanced supplemental retirement benefit.

(B)  The Eligible Management Associate's minimum and protected retirement benefits determined under the Pension Plan pursuant to Sections 4.1(c), 4.2(c), 4.3(c), 4.3A(c), and 4.4; his supplemental retirement benefit calculated under Sections 4.1(e), 4.2(e), 4.3(e) or 4.3A(e), which is to be added to his minimum benefit; and his Recalculated Pension Benefit (as defined in the Pension Plan) under Section 4.15 will be calculated without regard to the provisions of this subparagraph (ii), and the applicable early retirement factors set forth in Section 4.5 of the Pension Plan will be applied.

(C) The Participant's enhanced retirement benefit will be the greater of the benefit calculated under clause (A) or the benefit under clause (B).

(b) If the Eligible Management Associate has attained at least age 60 but not age 65 as of April 30, 1998 and has compensation as determined under the Pension Plan for the 1997 calendar year of $87,000 or less, to avoid duplication of benefits otherwise payable from the Plan and the Pension Plan,

(i)  the Minimum Benefit described in Paragraph (2) of Article IV shall be offset by the enhanced retirement benefit paid to such Eligible Management Associate pursuant to Section 4.17(b) of the Pension Plan calculated as described in paragraph (7)(a)(i)(A), (B) and (C) above, and

(ii) if the monthly Social Security Make-up benefit described in Paragraph (3) of Article IV is payable to such Eligible Management Associate, the benefit shall be paid by the Plan only in the amount that exceeds the $1,000 per month social security supplement paid to such Eligible Management Associate pursuant to Section 4.17(f) of the Pension Plan.

(c) An Eligible Management Associate who as of his Separation from Service has attained at least age 60 but has not attained age 62 shall not receive the Social Security Make-up benefit described in paragraph (3) of Article IV of the Plan if he elected to receive the lump sum payment described in subparagraph (b) of Section 3.02 of the VERP Plan.

(d) Benefits payable from the Plan pursuant to this paragraph (7) shall be subject to the provisions of paragraph (2) of Article V regarding optional forms of benefit payments based on the ages of the Eligible Management Associate and his Spouse on December 1, 1997.

(e) An Eligible Management Associate shall be entitled to life insurance coverage under paragraph (5) of Article IV effective on the first day of the month following his Separation from Service by reason of retirement. The amount of such coverage shall be equal to 100% of the amount being provided to him at Company expense immediately

23

prior to his Separation from Service by reason of retirement. Said amount shall be reduced in accordance with paragraph (5) of Article IV starting with the first day of the month following his attainment of age 61.

(f) In the event an Eligible Management Associate is reemployed by the Company or a Participating Employer and again participates in the Plan, benefits payable under the formula described in Paragraph (1) of Article IV, if any, shall be reduced by the benefits to which the Eligible Management Associate is entitled under the VERP Plan. Benefits payable under the Minimum Benefit described in Paragraph (2) of Article IV or the benefit described in subparagraph (a) above, whichever is applicable, if any, based on the Credited Service attributable to his  reemployment, shall be based on his actual age as of his retirement date subsequent to his reemployment date.

(g) [Deleted]

(h) Notwithstanding any other provision of the Plan, an Eligible Management Associate (excluding Officers of the Company) who is entitled to receive a benefit under the Plan pursuant to the formula described in Paragraph (1) of Article IV and who retires as part of the Voluntary Early Retirement Program announced in 1997 shall receive the greater of:

(i)  The amount payable under the Plan pursuant to Paragraph (1) of Article IV as of his Early Retirement Date, Traditional Retirement Date, or Delayed Retirement Date, as the case may be (the “Plan Benefit”), or

(ii)   The amount derived by subtracting the aggregate benefit payable to the Associate from the Pension Plan and, if applicable, the Benefit Restoration Plan from the benefit communicated to the Associate in the personalized VERP communication materials as the aggregate benefit earned as of January 1, 1998, from the Plan, the Pension Plan and, if applicable, the Benefit Restoration Plan.

(8) Nonduplication of Benefits: The benefits payable to or on behalf of an Eligible Management Associate under the Plan shall not duplicate benefits payable from the Pension Plan, the VERP Plan, the Benefit Restoration Plan, the Mirror Savings Plans, or any separation pay program of the Company or a Participating Employer or a Controlled Group Member. To the extent that any benefits otherwise payable under the Plan are paid from one or more of the plans or programs described in the prior sentence, such benefits under the Plan shall be cancelled.

(9) Benefits for Certain Former Financial Services Plan Participants: The provisions of this Paragraph (9) will become effective on the close of the transactions (“Closing”) contemplated by that certain Stock Purchase Agreement among Commonwealth General Corporation, J. C. Penney Company, Inc. and J. C. Penney Direct Marketing Services, Inc. dated as of March 7, 2001, provided that the Closing occurs on or before September 30, 2001.

The Plan hereby assumes the accrued retirement income benefit obligation under the Supplemental Retirement Program for Eligible Management Associates of

JCPenney Financial Services (the “Financial Services Plan”) for each former Associate who (i) retired or separated from service prior to the Closing with a right to a retirement income benefit under the Financial Services Plan and who had not begun to receive retirement income benefits from the Financial Services Plan as of the Closing and (ii) whose name is not set forth on Appendix I to the Financial Services Plan, which Appendix is reproduced and attached as Appendix III to the Plan. Each such former Associate will be entitled to a retirement income benefit under this Plan in the amount of such former Associate’s Financial Services Plan accrued retirement income benefit and payable in the same form and at the same time as such Financial Services Plan accrued retirement income benefit would have been paid. In addition, the Plan hereby assumes the obligation of the Financial Services Plan to make continued monthly retirement income benefit payments to each former Associate who retired prior to the Closing and had begun to receive retirement income benefits from the Financial Services Plan as of the Closing in the same amount, the same form and at the same time as such former Associate’s Financial Services Plan retirement income benefit was being paid.

ARTICLE V.   FORM AND COMMENCEMENT OF BENEFIT PAYMENTS

(1) Delayed Commencement of Benefits: An Eligible Management Associate may elect that the commencement of his annual benefit payable under Paragraph (1) or (2) of Article IV be delayed to the first day of any month following his Early Retirement Date, Traditional Retirement Date, or Delayed Retirement Date, as the case may be (but not beyond the first day of the month in which he attains age 70). In such a case, the amount of annual benefit payable under Paragraph (1) or (2) of Article IV shall be increased by 1/2 of 1% for each month that the commencement of such benefits is delayed.

(2) Optional Forms of Benefit Payment: Except as otherwise provided in this Plan and subject to such rules and regulations as the Benefits Administration Committee may establish from time to time with respect to time and manner of election, an Eligible Management Associate may elect, prior to the commencement of his annual benefit payable under Paragraph (1) or (2) of Article IV, to receive a benefit of equivalent actuarial value (applying factors utilized in the Pension Plan) to such benefit, which may be one of the forms of benefit options described in the Pension Plan. The Benefits Administration Committee has full authority to revise the forms of benefit options available under this Plan.

(3) Small Annuities: If the total benefit payable to an Eligible Management Associate under Paragraph (1) or (2) of Article IV would not provide monthly payments exceeding $100, the benefit shall be converted into an actuarially equivalent lump sum payment (applying the actuarial factors utilized in the Pension Plan). If an Eligible Management Associate who has begun to receive payments under the Plan and who has elected a form of payment with a guaranteed number of payments dies, and if the monthly benefit that becomes payable to the beneficiaries of the Eligible Management Associate does not exceed $100 per beneficiary, the monthly benefit shall be converted into an actuarially equivalent lump sum payment (applying the actuarial factors utilized in the Pension Plan).

(4) Installments: Notwithstanding any other provisions of the Plan to the contrary, a retired Participant who on a date to be determined by the Benefits Administration Committee is receiving benefits from the Plan, or is eligible to receive benefits from the Plan, may make a one-time irrevocable election that his remaining unpaid benefits from the Plan be paid as 5 equal annual installments. The election must be made during an election period and in a manner authorized by the Benefits Administration Committee or its delegate. The total of such payments shall be actuarially equivalent to his remaining unpaid benefits determined by applying the actuarial factors utilized in the Pension Plan for lump sum payments except that the interest rate shall be determined by the Human Resources and Compensation Committee. Payment dates shall be determined by the Benefits Administration Committee or its delegate.

Notwithstanding any other provisions of the Plan to the contrary (except for small annuities payable under Paragraph (3) of Article V), an Eligible Management Associate

   who on a date to be determined by the Benefits Administration Committee has not had a Separation from Service may make an irrevocable election that his benefits from the Plan be paid as 5 equal annual installments. The election, which shall be made in a manner authorized by the Benefits Administration Committee or its delegate, must be made prior to his Separation from Service. If an Eligible Management Associate makes an installment election, the first annual installment will be made as of the first day of the month immediately following the latest to occur of (i) the Eligible Management Associate’s Separation from Service, (ii) six full months following the date of the Eligible Management Associate’s election, if the election is made in a calendar year prior to the calendar year of his Separation from Service, or (iii) 12 full months following the date of his election, if the election is made in the calendar year of his Separation from Service. The total of such payments shall be actuarially equivalent to his benefits under Paragraph (1) or (2) and Paragraphs (3) and (9) of Article IV, whichever is applicable, determined by applying the actuarial factors utilized in the Pension Plan for lump sum payments except that the interest rate shall be determined by the Human Resources and Compensation Committee. Payment dates shall be determined by the Benefits Administration Committee or its delegate. Paragraph (1) of this Article V shall not apply to an election to receive 5 annual installments.

In the event of the death of the retired or active Eligible Management Associate after his election is made and before all installments have been paid, the remaining unpaid installments shall be paid to his beneficiary in accordance with the payment schedule of the Eligible Management Associate except that the first remaining installment shall be paid as soon as administratively feasible after satisfactory proof of death is received by the Benefits Administration Committee or its delegate, if later.

ARTICLE VI.   ADMINISTRATION

The Benefits Administration Committee will administer the Plan and will have the full authority and discretion to accomplish that purpose, including without limitation, the authority and discretion to:

(i)     interpret the Plan and correct any defect, supply any omission or reconcile any inconsistency or ambiguity in the Plan in the manner and to the extent that the Benefits Administration Committee deems desirable to carry on the purpose of the Plan;

(ii)     resolve all questions relating to the eligibility of Associates to become Eligible Management Associates and the eligibility of Eligible Management Associates to participate in the Plan;

(iii)   determine the amount of benefits payable to Eligible Management Associates and authorize and direct the Company with respect to the payment of benefits under the Plan;

(iv)   make all other determinations and resolve all questions of fact necessary or advisable for the administration of the Plan; and

(v)     make, amend, and rescind such rules as it deems necessary for the proper administration of the Plan.

The Benefits Administration Committee will keep a written record of its action and proceedings regarding the Plan and all dates, records, and documents relating to its administration of the Plan.

Any action taken or determination made by the Benefits Administration Committee will be conclusive on all parties. No member of the Benefits Administration Committee will vote on any matter relating specifically to such member. In the event that a majority of the members of the Benefits Administration Committee will be specifically affected by any action proposed to be taken (as opposed to being affected in the same manner as each other Eligible Management Associate in the Plan), such action will be taken by the Human Resources Committee.

ARTICLE VII.   TYPE OF PLAN

The Plan is a plan which is unfunded. The Plan is maintained by the Company primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees. The Plan shall be construed according to the provisions of ERISA applicable to such plans. Benefits under the Plan (other than the life insurance benefits referred to in Paragraph (5) of Article IV which may be insured) are paid from the general assets of the Company.

In the event that it should subsequently be determined by statute or by regulation or ruling that the Plan is not “a plan which is unfunded and is maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of sections 201(2), 301(a)(3), 401(a)(1), and 4021(b)(6) of ERISA and section 2520.104-24 of Chapter 29 of the Code of Federal Regulations, participation in the Plan shall be restricted by the Benefits Administration Committee to the extent necessary to assure that it will be such a plan within the meaning of such sections.

ARTICLE VIII.  MISCELLANEOUS

(1) Additional Credited Service and Other Adiustments: For all purposes of the Plan, the Credited Service of an Eligible Management Associate may be increased, and with respect to an Eligible Management Associate whose Early Retirement Date is within one year prior to his Traditional Retirement Date, (i) the percentage reduction on account of early retirement referred to in clause (iv) of Subparagraph (a) of Paragraph (1) of Article IV may be decreased or waived, and (ii) the entitlement to and the amount of benefits or coverage referred to in Paragraphs (2), (3), and (5) of Article IV may be accelerated or increased, as the case may be, in the discretion of:

(a) in the case of an Eligible Management Associate other than members of the Company’s executive or senior management committee (or a successor committee then in place) described in Subparagraphs (b) and (c) of this Paragraph (1), the Chairman of the Board or the Chief Human Resources Officer;

(b) in the case of an Eligible Management Associate who is a member of the Company’s executive or senior management committee but who is not a director of the Company, the Human Resources and Compensation Committee; and

(c) in the case of the Chairman of the Board and an Eligible Management Associate who is a member of the Company’s executive or senior management committee and who is also a director of the Company, the Board of Directors.

For all purposes of the Plan, the Benefits Administration Committee in its discretion, may make adjustments in Compensation and Credited Service with respect to payments of severance pay, including, but not limited to, outplacement pay and critical pay.

An Eligible Management Associate who terminates employment due to a reduction in force, as defined below, and who does not satisfy the requirements for Traditional Retirement Age on the date of termination shall receive deemed additional months of age and/or Service, based on the following:

Years of Service	Deemed Additional Months of Age and/or Service
0-9	0
10-14	12
15-19	18
20 or more	24

A reduction in force shall mean the termination of employment of an Eligible Management Associate because of:

(a)  A partial unit closing or complete unit closing ("unit closing") as determined by the Director of Personnel of the Company in his sole discretion, or

(b)  Other business reasons of the Company ("individual termination") as determined by the Director of Personnel of the Company in his sole discretion. With the approval of the Benefits Administration Committee of the Company, the Director of

Human Resources may increase such award by up to 24 deemed additional months of age and/or Service for an individual termination.

For the purposes of determining the benefit payable under Paragraph (1) of Article IV, such Eligible Management Associate is deemed to have attained Traditional Retirement Age. The deemed additional months of age and/or Service shall be added, but only to the extent necessary, to the Eligible Management Associate's age and/or Service, in such amounts necessary to satisfy the minimum requirements for Traditional Retirement Age or, with the approval of the Benefits Administration Committee, an Early Retirement Age on or after age 59.

The deemed additional months of Service shall count as Credited Service for the purpose of entitlement to benefits under this Plan only in the event of an individual termination as described in (b) of the preceding subparagraph, and shall not count as Credited Service in the event of a unit closing described in (a) of the preceding subparagraph.

For the purpose of determining life insurance coverage under paragraph (5) of Article IV, an Eligible Management Associate deemed to have attained Traditional Retirement Age in the event of a unit closing described in (a) of the preceding subparagraph shall be entitled to coverage effective on the first day of the month following his Separation from Service. The amount of such coverage shall be equal to 100% of the amount being provided to him at Company expense immediately prior to his Separation from Service. Said amount shall be reduced in accordance with paragraph (5) of Article IV starting with the first day of the month following his attainment of age 61.

Notwithstanding any other provision of the Plan, an Eligible Management Associate (excluding Officers of the Company) who is entitled to a benefit pursuant to the formula described in paragraph (1) of Article IV as of the Associate’s Early Retirement Date, Traditional Retirement Date or Delayed Retirement Date, as the case may be (“formula benefit”), (i) who received from the Company as part of the Company’s offer in 1997 to participate in the Voluntary Early Retirement Program, a personalized statement showing the aggregate benefits earned as of January 1, 1998, from the Plan, the Pension Plan and, if applicable, the Benefit Restoration Plan, (“earned benefit”) and (ii) who retires from the Company prior to January 1, 1999, shall receive the greater of: (a) the formula benefit, or (b) an amount derived by subtracting the aggregate benefit payable to the Associate from the Pension Plan and, if applicable, the Benefit Restoration Plan from the earned benefit.

(2) Amendment and Termination: The Human Resources and Compensation Committee may amend or modify the Plan at any time, without prior notice; provided, however, that any such amendment or modification which would substantially increase the cost of the Plan to the Company shall require approval of the Board of Directors of the Company. The Board of Directors of the Company may suspend, discontinue, or terminate the Plan at any time without prior notice or approval. In no event will any amendment, modification, suspension, discontinuance, or termination adversely affect existing life insurance coverage for retirees or the Plan benefit for any Eligible Management Associate for whom benefit payments have already begun in accordance with the Plan as in effect prior to the effective date of the amendment, modification, suspension, discontinuance, or termination unless otherwise required to comply with applicable law.

If the Plan is terminated, any Eligible Management Associate who, as of the effective date of Plan termination, has reached Traditional Retirement Age but who has not reached age 65 shall be entitled to receive, at his actual Separation from Service, the benefits, if any, to which he would have been entitled under Paragraph (1) or (2) of Article IV had he Separated from Service on the day before the effective date of Plan termination, reduced by the percentage derived by dividing the number of months of Credited Service, if any, from the Plan termination effective date to the date of actual Separation from Service by the number of months of Credited Service from the Plan termination effective date to the date the Eligible Management Associate will have reached age 65. Any such Eligible Management Associate shall also be entitled to receive at his actual Separation from Service (other than by reason of death) a benefit, if any, to which he would have been entitled under Paragraph (3) of Article IV had the Plan not been terminated. If, after Plan termination, such Eligible Management Associate Separates from Service by reason of death, Paragraph (4) of Article IV shall apply, if appropriate.

If the Plan is terminated, any Eligible Management Associate who, as of the effective date of Plan termination, has reached his Early Retirement Date (assuming a Separation from Service on such date) shall be entitled to receive, at his actual Separation from Service, the benefits, if any, to which he would have been entitled under Paragraph (1) or (2) of Article IV calculated as if he had reached his Traditional Retirement Age and Separated from Service on the day before the effective date of Plan termination and disregarding the percentage reduction on account of early retirement referred to in clause (iv) of Subparagraph (a) of Paragraph (1) of Article IV, reduced by the percentage derived by dividing the number of months of Credited Service, if any, after his Traditional Retirement Date by 60. Any such Eligible Management Associate shall also be entitled to receive at his actual Separation from Service (other than by reason of death) a benefit, if any, to which he would have been entitled under Paragraph (3) of Article IV had the Plan not been terminated. If after Plan termination, such Eligible Management Associate Separates from Service by reason of death, Paragraph (4) of Article IV shall apply, if appropriate.

If the Plan is terminated, any Eligible management Associate who, as of the effective date of Plan termination (a) has reached age 50, (b) has 10 or more years of credited service, as defined by the Pension Plan, as an Eligible Management Associate, and (c) is not otherwise eligible for benefits under this Paragraph (2) of this Article VIII, shall be entitled to receive, at his actual Separation from Service but no earlier than his Traditional Retirement Date, a benefit equal to the difference between the amount of pension which would be payable pursuant to the early retirement pension benefit provision of the Pension Plan that would be applicable if the Eligible Management Associate elected to receive benefits pursuant to that provision prior to his normal retirement date, as defined in the Pension Plan (disregarding Disability Service, if any) and the amount of pension payable pursuant to the early retirement pension benefit provision of the Pension Plan that would be applicable if the Eligible Management Associate did not elect to receive benefits pursuant to that provision prior to his normal retirement date, as defined in the Pension Plan (disregarding Disability Service, if any) reduced by the percentage derived by dividing the number of months of Credited Service, if any, after Traditional Retirement Date (assuming a separation from Service) by 60.

In no event will any future amendment or modification of the Plan adversely affect the right to Plan benefits which vest on Plan termination as set forth in this Paragraph (2) without the consent of at least 75 percent of the affected Eligible Management Associates unless such amendment or modification is specifically required to comply with applicable law.

Each amendment to the Plan by the Human Resources and Compensation Committee or the Board of Directors will be made only pursuant to unanimous written consent or by majority vote at a meeting. Upon such action by the Human Resources and Compensation Committee or the Board of Directors, the Plan will be deemed amended as of the date specified as the effective date by such action or in the instrument of amendment. The effective date of any amendment may be before, on, or after the date of such action of the Human Resources and Compensation Committee or the Board of Directors.

(3) Rights of Associates: Except for the Associate's non-forfeitable interest as set forth in Paragraph (2) of this Article VIII, neither the establishment of the Plan nor any action thereafter taken by the Company or any Controlled Group Member or by the Benefits Administration Committee shall be construed as giving to any Associate any vested right to a benefit from the Plan or a right to be retained in employment or any specific position or level of employment with the Company, or any Controlled Group Member. Moreover, no Associate shall have any right or claim to any benefits under this Plan if the Associate is summarily discharged (including resignation in lieu thereof) unless the Benefits Administration Committee, in its discretion, determines that such Associate shall be eligible for such benefits notwithstanding such summary discharge.

(4) Mistaken Information: If any information upon which an Eligible Management Associate's benefit under the Plan is calculated has been misstated by the Eligible Management Associate or is otherwise mistaken, such benefit shall not be invalidated (unless upon the basis of the correct information the Eligible Management Associate would not have been entitled to a benefit), but the amount of the benefit shall be adjusted to the proper amount determined on the basis of the correct information and any overpayments shall be charged against future payments to the Eligible Management Associate or his beneficiary.

(5) Liability: Neither the Board of Directors (including any committees thereof) of the Company or of any Participating Employer nor any member of the Benefits Administration Committee or the Human Resources Committee nor any person to whom any of them may delegate any duty or power in connection with administering the Plan shall be personally liable for any action or failure to act with respect to the Plan.

(6) Benefits for Reemployed Eligible Management Associates: If a retired Eligible Management Associate subsequently is reemployed by a Participating Employer, the payment of benefits hereunder shall continue. Any life insurance coverage in effect pursuant to Paragraph (5) of Article IV shall cease effective on the date a rehired (whether or not participating in a Profit Incentive Compensation program) Associate becomes eligible for coverage under the Company's term life insurance plan. Upon such Associate's Separation from Service he shall be entitled to receive applicable benefits, if any, under Article IV pursuant to uniform rules approved by the Benefits Administration Committee.

(7) Construction: In determining the meaning of any provision of the Plan, words imparting the masculine gender shall include the feminine and the singular shall include the plural, unless the context requires otherwise. Headings of paragraphs and Articles in the Plan are for convenience only and are not intended to modify or affect the meaning of the substantive provisions of the Plan.

(8) Non-assignability of Benefits: The benefits payable hereunder or the right to receive future benefits under the Plan may not be anticipated, alienated, pledged, encumbered, or subjected to any charge or legal process, and if any attempt is made to do so, or a person eligible for any benefits becomes bankrupt, the interest under the Plan of the person affected may be terminated by the Benefits Administration Committee which, in its sole discretion, may cause the same to be held or applied for the benefit of one or more of the dependents of such person or make any other disposition of such benefits that it deems appropriate.

(9) Governing Law: Except to the extent that the Plan may be subject to the provisions of ERISA, the Plan will be construed and enforced according to the laws of the State of Texas, without giving effect to the conflict of laws principles thereof. Except as otherwise required by ERISA, every right of action by an Associate, former Associate, or beneficiary with respect to the Plan shall be barred after the expiration of three years from the date of Separation of Service of the Eligible Management Associate or the date of receipt of the notice of denial of a claim for benefits, if earlier. In the event ERISA's limitations on legal actions do not apply, the laws of the State of Texas with respect to limitations of legal actions shall apply and the cause of action must be brought no later than four years after the date the action accrues.

(10) Transferred Eligible Management Associates: In the event of the transfer of an Eligible Management Associate after December 31, 1995 from a Participating Employer to a "non- participating employer" as defined below, said Eligible Management Associate shall continue to be eligible to participate in this Plan in accordance with Article III.

In the event of the transfer of an Eligible Management Associate on or after March 8, 1995 but on or before December 31, 1995 to a non-participating employer, said Eligible Management Associate will continue to be eligible to participate in this Plan in accordance with Article III provided that on December 31, 1995 the Eligible Management Associate (a) is in the employ of the non- participating employer and (b) is not eligible to participate in the Supplemental Retirement Program for Eligible Management Associates of JCPenney Financial Services, or Supplemental Retirement Program for Management Profit-Sharing Associates of Thrift Drug, Inc.

The Service and Compensation of the Eligible Management Associate with the non-participating employer shall be recognized as attributable to a Participating Employer to the extent permitted by the Plan in determining benefits under the Plan. A non-participating employer shall mean a participating employer in the (a) Supplemental Retirement Program for Eligible Management Associates of JCPenney Financial Services, or (b) Supplemental Retirement Program for Management Profit--Sharing Associates of Thrift Drug, Inc.

Notwithstanding the foregoing provisions of this Paragraph (10), an entity that ceases to be a member of the Controlled Group immediately after the Closing (as such term is defined in Paragraph (9) of Article IV) will not be a “non-participating employer” for any purpose of this Plan.

(11) Change of Control: Solely for the purposes of this Paragraph (11), the term Eligible Management Associate shall include all active associates who upon their retirement would qualify as an Eligible Management Associate as of the date of a “Change of Control” (as hereinafter defined).

Upon a Change of Control, assets of the Parent Company in an amount sufficient to pay benefits that have accrued under the Plan up to that date shall immediately be transferred to a grantor trust to be established by the Parent Company for the purpose of paying benefits hereunder. Each Eligible Management Associate’s vested benefits shall thereafter be paid to him from such trust in accordance with the terms of the Plan; provided that at the time of such Change of Control, the Eligible Management Associate may make an irrevocable election to have his Plan benefits paid in a single-sum immediately upon the later of (i) the date of the Change of Control, or (ii) the Eligible Management Associate’s retirement date; in which event his benefits shall be reduced by 10% as a penalty for early payment. The amount transferred to the grantor trust shall include the amount necessary to pay benefits for Eligible Management Associates who have not yet retired, determined as if they retired on the date of the Change of Control. On each anniversary date of the date of a Change of Control, the Parent Company shall transfer to the grantor trust an amount necessary to pay all benefits that have accrued under the plan during the preceding twelve months.

For purposes of this paragraph (11), a Change of Control shall be deemed to have occurred if the event set forth in any one of the following subparagraphs shall have occurred:

(a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Parent Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Parent Company or its Affiliates) representing 50% or more of the combined voting power of the Parent Company’s then outstanding securities; or

(b) during any period of two consecutive calendar years, the following individuals cease for any reason to constitute a majority of the number of directors then serving as directors of the Parent Company: individuals, who on July 14, 1999 constitute the Board of Directors of the Parent Company and any new director (other than a director whose initial assumption of office is in connection with the settlement of an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Parent Company) whose appointment or election by the Board of Directors of the Parent Company or nomination for election by the Parent Company’s stockholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors on July 14, 1999 or whose appointment, election or nomination for election was previously so approved or recommended; or

(c) there is consummated a merger or consolidation of the Parent Company or any direct or indirect subsidiary of the Parent Company with any other corporation or entity, other than (i) a merger or consolidation which would result in the voting securities of the Parent Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any Parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Parent Company or any subsidiary of the Parent Company, at least 50% of the combined voting power of the securities of the Parent Company, such surviving entity or any Parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected solely to implement a recapitalization of the Parent Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Parent Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Parent Company or its Affiliates) representing 50% or more of the combined voting power of the Parent Company’s then outstanding securities; or

(d) the stockholders of the Parent Company approve a plan of complete liquidation or dissolution of the Parent Company, or there is consummated a sale or disposition by the Parent Company or any of its subsidiaries of any assets which individually or as part of a series of related transactions constitute all or substantially all of the Parent Company’s consolidated assets, other than any such sale or disposition to an entity at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Parent Company in substantially the same proportions as their ownership of the voting securities of the Parent Company immediately prior to such sale or disposition; or

(e) the execution of a binding agreement that if consummated would result in a Change of Control of a type specified in subparagraphs (a) or (c) above (an “Acquisition Agreement”) or of a binding agreement for the sale or disposition of assets that, if consummated, would result in a Change of Control of a type specified in subparagraph (d) above (an “Asset Sale Agreement”) or the adoption by the Board of Directors of the Parent Company of a plan of complete liquidation or dissolution of the Parent Company that, if consummated, would result in a Change of Control of a type specified in subparagraph (d) above (a “Plan of Liquidation”), provided, however, that a Change of Control of the type specified in this subparagraph (e) shall not be deemed to exist or have occurred as a result of the execution of such Acquisition Agreement or Asset Sale Agreement, or the adoption of such a Plan of Liquidation, from and after the Abandonment Date. As used in this subparagraph (e), the term “Abandonment Date” shall mean the date on which (i) an Acquisition Agreement, Asset Sale Agreement or Plan of Liquidation is terminated (pursuant to its terms or otherwise) without having been consummated, (ii) the parties to an Acquisition Agreement or Asset Sale Agreement abandon the transactions contemplated thereby, (iii) the Parent Company abandons a Plan of Liquidation, or (iv) a court or regulatory body having competent jurisdiction enjoins or issues a cease and desist or stop order with respect to or otherwise prevents the consummation of, or a regulatory body notifies the Parent Company that it will not approve an Acquisition Agreement, Asset Sale Agreement or Plan of Liquidation or the transactions contemplated thereby and such injunction, order or notice has become final and not subject to appeal; or

(f) the Board adopts a resolution to the effect that, for purposes of this Plan, a Change of Control has occurred.

Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Parent Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity (i) which owns all or substantially all of the assets of the Parent Company immediately following such transaction or series of transactions, (ii) which is intended to reflect or track the value or performance of a particular division, business segment or subsidiary of the Parent Company, or (iii) which is an affiliated company, subsidiary, or spin-off entity owned by the stockholders of the Parent Company in substantially the same proportions as their ownership of stock of the Parent Company on the date of such spin off.

As used in connection with the foregoing definition of Change of Control, “Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act; “Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act; “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time; “Parent” shall mean any entity that becomes the Beneficial Owner of at least 50% of the voting power of the outstanding voting securities of the Parent Company or of an entity that survives any merger or consolidation of the Parent Company or any direct or indirect subsidiary of the Parent Company; and “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Parent Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Parent Company or any of it Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation or entity owned, directly or indirectly, by the stockholders of the Parent Company in substantially the same proportions as their ownership of stock of the Parent Company.

(12) Separation Allowance Program: If an Eligible Management Associate becomes entitled to Severance Pay under the J. C. Penney Corporation Inc. 1999 Separation Allowance Program for Profit-Sharing Management Associates ("SAP") or if this Plan is terminated within five years after a Change of Control (as defined in Paragraph (11) above) and, at that time, in either case, is age 45 or older with at least five years of Credited Service, he also shall become entitled to the same Plan benefits (as adjusted by this Paragraph (12) ) he would have become vested in under Article VIII, Paragraph (2) of this Plan as if this Plan had been terminated on the day before his

Employment Termination (within the meaning of the SAP). In calculating such Plan benefit, an Eligible Management Associate

(a) shall receive credit for an additional five years of Credited Service (provided that total Credited Service under the Plan does not exceed 40 years) and

(b) shall, if age 55 or less, be deemed to be five years older than his actual age, or if age 56 to 59 be deemed to be age 60, and

(c) shall have his Severance Pay counted as Compensation under this Plan as if paid in monthly installments commencing with his Employment Termination (within the meaning of the SAP),

provided that, for purposes of clause (ii) of Subparagraph (b) of Paragraph (1) of Article IV of this Plan, the single life, no-death-benefit annuity equivalent shall not exceed the equivalent determined by ascribing to the Common Stock of the Company, as of the Valuation Date, a value equal to the average of the mean of the high and low sales prices (as reported in the composite transaction table covering transactions of New York Stock Exchange-listed securities) for each trading day in the two calendar quarters immediately preceding the calendar quarter in which a Change of Control (as defined in Paragraph (11) above) occurs, and the amount payable under this Plan at age 60 assuming such Eligible Management Associate remained in employment up to such age at a Compensation level equal to that of the calendar year immediately preceding his Employment Termination (within the meaning of the SAP).

ARTICLE IX.   CLAIMS PROCEDURES

If an Associate does not receive the benefits which he believes he is entitled to receive under the Plan, he may file a claim for benefits with the Benefits Director. All claims will be made in writing and will be signed by the claimant. If the claimant does not furnish sufficient information to determine the validity of the claim, the Benefits Director will indicate to the claimant any additional information which is required.

Each claim will be approved or disapproved by the Benefits Director within 90 days following the receipt of the information necessary to process the claim. In the event the Benefits Director denies a claim for benefits in whole or in part, the Benefits Director will notify the claimant in writing of the denial of the claim. Such notice by the Benefits Director will also set forth, in a manner calculated to be understood by the claimant, the specific reasons for such denial, the specific Plan provisions on which the denial is based, a description of any additional material or information necessary to perfect the claim with an explanation of the Plan's claim review procedure as set forth below. If no action is taken by the Benefits Director on a claim within 90 days, the claim will be deemed to be denied for purposes of the review procedure.

A claimant may appeal a denial of his claim by requesting a review of the decision by the Benefits Administration Committee or a person designated by the Committee, which person will be a named fiduciary under Section 402(a) (2) of ERISA for purposes of this Article IX. An appeal must be submitted in writing within 60 days after the denial and must (i) request a review of the claim for benefits under the Plan; (ii) set forth all of the grounds upon which claimant's request for review is based and any facts in support thereof; and (iii) set forth any issues or comments which the claimant deems pertinent to the appeal.

The Benefits Administration Committee or the named fiduciary designated by the Benefits Administration Committee will make a full and fair review of each appeal and any written materials submitted in connection with the appeal. The Benefits Administration Committee or the named fiduciary designated by the Benefits Administration Committee will act upon each appeal within 60 days after receipt thereof unless special circumstances require an extension of the time for processing, in which case a decision will be rendered as soon as possible but not later than 120 days after the appeal is received. The claimant will be given the opportunity to review pertinent documents or materials upon submission of a written request to the Benefits Administration Committee or named fiduciary, provided the Benefits Administration Committee or named fiduciary finds the requested documents or materials are pertinent to the appeal. On the basis of its review, the Benefits Administration Committee or named fiduciary will make an independent determination of the claimant's eligibility for benefits under the Plan.

The decision of the Benefits Administration Committee or named fiduciary on any claim for benefits will be final and conclusive upon all parties thereto. In the event the Benefits Administration Committee or named fiduciary denies an appeal in whole or in part, it will give written notice of the decision to the claimant, which notice will set forth in a manner calculated to be understood by the claimant the specific reasons for such denial and which will make specific reference to the pertinent Plan provisions on which the decision was based.

APPENDIX I
Participating Employers

J. C. Penney Corporation, Inc.

JCPenney National Bank
(from and after August 1, 1994 until December 17, 1997)

JCP Internet Commerce Solutions, Inc.
(from and after February 1, 1999)

JCP Logistics L. P.
(from and after February 1, 1999)

JCP Media L. P.
(from and after February 1, 1999)

JCP Overseas Services, Inc.
(from and after July 1, 1996)

JCP Portfolio, Inc.
(dissolved July 18, 1995)

J. C. Penney Private Brands, Inc.
(from and after January 1, 2000)

JCP Procurement L. P.
(from and after February 1, 1999)

JCP Publications Corp.
(formerly JCP Media Corporation)
(from and after April 3, 1996)

JCPenney Puerto Rico, Inc.

JCP Receivables, Inc.

StepInside, Inc.
(from and after January 1, 2000)

APPENDIX II
FORMER ELIGIBLE MANAGEMENT ASSOCIATES
WHOSE BENEFITS HAVE BEEN ASSUMED BY
THE SUPPLEMENTAL RETIREMENT PROGRAM FOR
ELIGIBLE MANAGEMENT ASSOCIATES OF
JCPENNEY FINANCIAL SERVICES

John Camillo
Yumin Chen
Donald S. Creveling
Stephen Duran
David Foster
Jerry R. Geyer
Paul A. Heleski
Robert Iorio
Judy Johnston
Deborah Litwak
Karen A. Nelson
Larry J. Tracey
Robert Valliere

APPENDIX III
ELIGIBLE MANAGEMENT ASSOCIATES
WHOSE NAMES ARE SET FORTH ON
APPENDIX I TO THE
SUPPLEMENTAL RETIREMENT PROGRAM FOR
ELIGIBLE MANAGEMENT ASSOCIATES OF
JCPENNEY FINANCIAL SERVICES

John Camillo
Yumin Chen
Donald S. Creveling
John DiJoseph
Stephen Duran
David Foster
Walter Gatewood
Jerry R. Geyer
Paul A. Heleski
Robert Iorio
Judy Johnston
Deborah Litwak
Thomas McGahey
Deborah Megee
Lynn Morris
Karen A. Nelson
Karen Newton
Leslie Pierce
Alvin Prudhomme
Regina V. Rohner

Joseph Sartoris
Sue E. Stewart
George Suiter
Mark Thornton
Larry J. Tracey
Robert Valliere
R. Michael Williams

SRP RIF RESOLUTIONS
OF
THE HUMAN RESOURCES AND COMPENSATION COMMITTEE
OF THE
BOARD OF DIRECTORS OF
J. C. PENNEY COMPANY, INC.

WHEREAS the Committee deems it in the best interest of the Company and of J. C. Penney Corporation, Inc., that the Supplemental Retirement Program for Management Associates of J. C. Penney Corporation, Inc. ("SRP") be amended to grant certain discretionary authority to the Chief Human Resources and Administration Officer relating to reduction in force situations;

RESOLVED that Article VIII of the SRP be, and it hereby is, amended to (i) delete the third, fourth, and fifth paragraphs of Paragraph (1) (Additional Credited Service and Other Adjustments); (ii) to delete from the sixth paragraph of Paragraph (1) the phrase “in the event of a unit closing described in (a) of the preceding subparagraph”; and to add the following paragraph prior to the sixth paragraph of Paragraph (1) (as such sixth paragraph was in effect immediately prior to this amendment), effective as of August 1, 2005:

For purposes of a reduction in force, the Chief Human Resources and Administration Officer, or his or her delegate, may in his/her discretion, make adjustments in Credited Service, Service and/or Age as he/she deems advisable, but in no event shall this discretion allow for an amount of the benefit to be less than the Eligible Management Associate would have otherwise received under Article IV.

and;

RESOLVED that the officers of the Company and its counsel be, and each of them hereby is, authorized to take all such further action, and to execute and deliver all such further instruments and documents, in the name and on behalf of the Company, and under its corporate seal or otherwise, and to pay all such expenses as shall in their judgment be necessary, proper, or advisable in order fully to carry out the intent and effectuate the purposes of the foregoing resolutions and each of them.

SECTION 409A RESOLUTIONS
OF
THE HUMAN RESOURCES AND COMPENSATION COMMITTEE
OF THE
BOARD OF DIRECTORS OF
J. C. PENNEY COMPANY, INC.

WHEREAS, the American Jobs Creation Act of 2004 (the “Act”) amended the Internal Revenue Code of 1986 to add section 409A governing the inclusion in gross income of deferred compensation under nonqualified deferred compensation plans, effective with respect to amounts deferred in taxable years beginning after December 31, 2004, and in taxable years beginning before January 1, 2005, if the plan under which the deferral is made is materially modified after October 3, 2004;

WHEREAS, section 409A is a significant departure from existing laws governing the timing of inclusion in gross income of amounts deferred under nonqualified deferred compensation plans and sets out broad requirements that nonqualified deferred compensation plans must meet in order to avoid the current inclusion in gross income of amounts deferred under such plans;

WHEREAS, the Act provides that the Secretary of the Treasury (the “Secretary”) will have the authority to prescribe such regulations as are necessary to carry out the purposes of section 409A and to provide exceptions to certain requirements of section 409A during the transition period for plans to come into compliance with section 409A;

WHEREAS, the Secretary to date has issued guidance related to certain requirements of section 409A and will be issuing further guidance in the form of final regulations;

WHEREAS, section 409A and the guidance define a nonqualified deferred compensation plan as a plan that provides for the deferral of compensation and provide that, with certain exceptions, a deferral of compensation occurs if the service provider has a legally binding right during a taxable year to compensation that has not been actually or constructively received and included in gross income and that, pursuant to the terms of the plan, is payable to the service provider in a later year;

WHEREAS, section 409A applies to a number of the Company’s arrangements, including the Supplemental Retirement Program for Management Profit - Sharing Associates of J. C. Penney Corporation, Inc.; the J. C. Penney Corporation, Inc. Benefit Restoration Plan; and the J. C. Penney Corporation, Inc. Mirror Savings Plans I, II, and III (collectively, the “Plans”);

WHEREAS, compensation under the Plans that is subject to section 409A may not be distributed earlier than (1) separation from service, (2) disability, (3) death, (4) a specified time or pursuant to a fixed schedule, (5) a change in control event, or (6) the occurrence of an unforeseeable emergency;

WHEREAS, section 409A provides that distributions to officers having annual compensation greater than $130,000 (adjusted for inflation and limited to 50 employees) may not be made before the date which is six months after the date of separation from service (or, if earlier, the date of death of the employee);

WHEREAS, section 409A provides that the Plans may not permit the acceleration of the time or schedule of any payment under the Plans, except as provided in regulations by the Secretary;

WHEREAS, section 409A and the guidance require that compensation for services performed during a taxable year may be deferred at the participant’s election only if the election to defer is made no later than the close of the preceding taxable year, or at such other time as provided in Treasury regulations, or that the Plan may specify the time and form of payment no later than the time the service provider first has a legally binding right to the compensation;

WHEREAS, the requirements of section 409A related to subsequent changes in the time and form of payment provide that the Plans may allow a subsequent election to delay the timing or form of distributions only if (1) the plan requires that such election cannot be effective for at least 12 months after the date on which the election is made; (2) except in the case of elections relating to distributions on account of death, disability, or unforeseeable emergency, the plan requires that the payment with respect to which such election is made be deferred for a period of not less than 5 years from the date such payment would otherwise have been paid; and (3) the plan requires that an election related to a distribution to be made upon a specified time may not be made less than 12 months prior to the date of the first scheduled payment;

WHEREAS, the guidance issued by the Secretary provides that the Plans must be operated through December 31, 2006, in good faith compliance with the provisions of section 409A and the guidance and that the Plans must be amended to comply with the provisions and the regulations thereunder by December 31, 2006; and

WHEREAS, the Secretary has provided for certain relief measures the Plans can adopt during the transition period for coming into compliance with section 409A; and the Committee has determined that the Plans need to be amended to provide for the transition relief set forth in Questions and Answers 19(c) and 20 of Internal Revenue Service Notice 2005-1, as clarified and extended in the preamble to the proposed regulations issued on October 4, 2005 (the "Proposed Regulations").

NOW, THEREFORE, BE IT RESOLVED that the Supplemental Retirement Program for Management Profit-Sharing Associates of J. C. Penney Corporation, Inc. be, and it hereby is, amended to add a new Article X at the end thereof to read as follows, effective as of January 1, 2005;

Article X. Section 409A Transition Relief

(1)  Priority over Other Provisions: The provisions set forth in this Article will supersede any conflicting provisions of the Plan.

2

(2)  Termination of Participation: Any amount subject to Code section 409A paid to an Eligible Management Associate during 2005 that would otherwise violate the requirements of Code section 409A(a)(2), (3), or (4) will be treated as a distribution in termination of the Eligible Management Associate's participation in the Plan within the meaning of IRS Notice 2005-1, Q&A-20. The amounts subject to termination will be includible in the Eligible Management Associate's income in calendar year 2005. This paragraph applies to (i) payments in 2005 to a specified employee, as that term is defined in Code section 409A(a)(2)(B)(i), within six months after the date of the Eligible Management Associate's separation from service, as that term is defined by the Secretary; (ii) payments in 2005 pursuant to an election under Paragraph (1) of Article V to delay the commencement of annual benefits; (iii) payments in 2005 pursuant to the election of the installment option under paragraph (4) of Article V; and (iv) any other payments in 2005 otherwise in violation of Code section 409A(a)(2), (3) or (4).

(3)  Change in Payment Elections or Conditions on or Before December 31, 2006: With respect to amounts subject to Code section 409A, an Eligible Management Associate may make a new payment election on or before December 31, 2006, as permitted by the preamble to the Proposed Regulations; and the election will not be treated as a change in the timing and form of payment under Code section 409A(a)(4) or an acceleration of a payment under Code section 409A(a)(3); provided, however, that an Eligible Management Associate cannot in 2006 change a payment election with respect to payments that the Eligible Management Associate would otherwise receive in 2006, or cause payments to be made in 2006. Any election made by an Eligible Management Associate on or before December 31, 2006 (including an election made before January 1, 2005) that applies to an amount accrued under the Plan subject to Code section 409A will be treated as a new election under this paragraph unless an election in 2006 would apply to amounts that otherwise would be payable in 2006.

RESOLVED that the J. C. Penney Corporation, Inc. Benefit Restoration Plan be, and it hereby is, amended to add a new Article X at the end thereof to read as follows, effective as of January 1, 2005:

Article X. Section 409A Transition Relief

(1)  Priority over Other Provisions: The provisions set forth in this Article will supersede any conflicting provisions of the Plan.

(2)  Termination of Participation: Any amount subject to Code section 409A paid to a Participant during 2005 that would otherwise violate the requirements of Code section 409A(a)(2), (3), or (4) will be treated as a distribution in termination of the Participant’s participation in the Plan within the meaning of IRS Notice 2005-1, Q&A-20. The amounts subject to termination will be includible in the Participant’s income in calendar year 2005. This paragraph applies to (i) payments in

3

2005 to a specified employee, as that term is defined in Code section 409A(a)(2)(B)(i), within six months after the date of the Participant’s separation from service, as that term is defined by the Secretary; (ii) payments in 2005 pursuant to the election of the installment option under paragraph (3) of Article V; and (iii) any other payments in 2005 otherwise in violation of Code section 409A(a)(2), (3), or (4).

(3)  Change in Payment Elections or Conditions on or Before December 31, 2006: With respect to amounts subject to Code section 409A, a Participant may make a new payment election on or before December 31, 2006, as permitted by the preamble to the Proposed Regulations; and the election will not be treated as a change in the timing and form of payment under Code section 409A(a)(4) or an acceleration of a payment under Code section 409A(a)(3); provided, however, that a participant cannot in 2006 change payment elections with respect to payments that the Participant would otherwise receive in 2006, or cause payments to be made in 2006. Any election made by a Participant on or before December 31, 2006 (including an election made before January 1, 2005) that applies to an amount accrued under the Plan subject to Code section 409A will be treated as a new election under this paragraph unless an election in 2006 would apply to amounts that otherwise would be payable in 2006.

RESOLVED that, the J. C. Penney Corporation, Inc. Mirror Savings Plans I, II, and III be, and they hereby are, amended to add a new Article Ten to read as follows, effective as of January 1, 2005:

ARTICLE TEN

SECTION 409A TRANSITION RELIEF

10.01	Priority over Other Provisions

The provisions set forth in this Article will supersede any conflicting provisions of the Plan.

10.02 Cancellation of Deferrals and Termination of Participation

Any amount subject to Code section 409A paid to a Participant during 2005 that would otherwise violate the requirements of Code section 409A(a)(2), (3), or (4) will be treated as a distribution in termination of the Participant’s participation in the Plan or a cancellation of the Participant's deferral election. The amounts subject to termination or cancellation will be includible in the Participant’s income in the calendar year 2005. This paragraph applies to (i) payments in 2005 to a specified employee, as that term is defined in Code section 409A(a)(2)(B)(i), within six months after the date of the Participant’s separation from service, as that term is defined by the Secretary; (ii) payments in 2005 pursuant to the election of an alternate form of payment under Section 7.04; and

4

 (iii) any other payments in 2005 otherwise in violation of Code section 409A(a)(2), (3), or (4).

10.03	Change in Payment Elections or Conditions on or Before December 31, 2006

With respect to amounts subject to Code section 409A, a Participant may make a new payment election on or before December 31, 2006, as permitted by the preamble to the Proposed Regulations; and the election will not be treated as a change in the timing and form of payment under Code section 409A(a)(4) or an acceleration of a payment under Code section 409A(a)(3); provided, however, that a participant cannot in 2006 change payment elections with respect to payments that the Participant would otherwise receive in 2006, or to cause payments to be made in 2006. Any election made by a Participant on or before December 31, 2006 (including an election made before January 1, 2005) that applies to an amount accrued under the Plan subject to Code section 409A will be treated as a new election under this paragraph unless an election in 2006 would apply to amounts that otherwise would be payable in 2006.

and;

RESOLVED that the officers of the Company and its counsel be, and each of them hereby is, authorized to take all such further action, and to execute and deliver all such further instruments and documents, in the name and on behalf of the Company, and under its corporate seal or otherwise, and to pay all such expenses as shall in their judgment be necessary, proper, or advisable in order fully to carry out the intent and effectuate the purposes of the foregoing resolutions and each of them.

5

Item 3

WHEREAS, the American Jobs Creation Act of 2004 (the “Act”) amended the Internal Revenue Code of 1986 to add section 409A governing the inclusion in gross income of deferred compensation under nonqualified deferred compensation plans, effective with respect to amounts deferred in taxable years beginning after December 31, 2004, and in taxable years beginning before January 1, 2005, if the plan under which the deferral is made is materially modified after October 3, 2004;

WHEREAS, the Act provides that the Secretary of the Treasury (the “Secretary”) will have the authority to prescribe such regulations as are necessary to carry out the purposes of section 409A and to provide exceptions to certain requirements of section 409A during the transition period for plans to come into compliance with section 409A;

WHEREAS, the Secretary to date has issued guidance related to certain requirements of section 409A and will be issuing further guidance in the form of final regulations;

WHEREAS, section 409A applies to a number of the Company’s arrangements, including the Supplemental Retirement Program for Management Profit - Sharing Associates of J. C. Penney Corporation, Inc.("SRP"); the J. C. Penney Corporation, Inc. Benefit Restoration Plan ("BRP"); the J. C. Penney Corporation, Inc. Mirror Savings Plan; and the J.C. Penney Corporation, Inc. Mirror Savings Plans I and III (collectively, the “Plans”);

WHEREAS, the guidance issued by the Secretary provides that the Plans must be operated through December 31, 2007, in good faith compliance with the provisions of section 409A and the guidance and that the Plans must be amended to comply with the provisions and the regulations thereunder by December 31, 2007;

WHEREAS, the Secretary in 2005 provided for certain relief measures the Plans could adopt during the transition period for coming into compliance with section 409A; and the Committee amended the Plans to provide for the transition relief set forth in Questions and Answers 19(c) and 20 of Internal Revenue Service Notice 2005-1, as clarified and extended in the preamble to the proposed regulations issued on October 4, 2005;

WHEREAS, on October 4, 2006, the Secretary issued a notice further extending through 2007 certain of the transition relief for nonqualified deferred compensation plans to comply with the requirements of section 409A; and the Committee has determined that the Plans need to be amended to provide for this additional transition relief; and

WHEREAS, certain amendments to the BRP and the SRP are needed to preserve the ability to treat amounts deferred in taxable years beginning before January 1, 2005, as not being subject to section 409A.

NOW, THEREFORE, BE IT RESOLVED that Paragraph (3) of Article X of the Supplemental Retirement Program for Management Profit-Sharing Associates of J. C. Penney Corporation, Inc. be, and it hereby is, amended to read as follows, effective as of December 31, 2006:

(3)  Change in Payment Elections or Conditions on or Before December 31, 2007: With respect to amounts subject to Code section 409A, an Eligible Management Associate may make a new payment election on or before December 31, 2007, as permitted by IRS Notice 2006-79; and the election will not be treated as a change in the timing and form of payment under Code section 409A(a)(4) or an acceleration of a payment under Code section 409A(a)(3); provided, however, that an Eligible Management Associate cannot in 2006 or 2007 change a payment election with respect to payments that the Eligible Management Associate would otherwise receive in 2006 or 2007, respectively, or cause payments to be made in 2006 or 2007, respectively. Any election made by an Eligible Management Associate on or before December 31, 2007 (including an election made before January 1, 2005) that applies to an amount accrued under the Plan subject to Code section 409A will be treated as a new election under this paragraph unless an election in 2006 or 2007 would apply to amounts that otherwise would be payable in 2006 or 2007, respectively.

RESOLVED that paragraph (3) of Article X of the J. C. Penney Corporation, Inc. Benefit Restoration Plan be, and it hereby is, amended to read as follows, effective as of December 31, 2006:

(3)  Change in Payment Elections or Conditions on or Before December 31, 2007: With respect to amounts subject to Code section 409A, a Participant may make a new payment election on or before December 31, 2007, as permitted by IRS Notice 2006-79; and the election will not be treated as a change in the timing and form of payment under Code section 409A(a)(4) or an acceleration of a payment under Code section 409A(a)(3); provided, however, that a participant cannot in 2006 or 2007 change payment elections with respect to payments that the Participant would otherwise receive in 2006 or 2007, respectively, or cause payments to be made in 2006 or 2007, respectively. Any election made by a Participant on or before December 31, 2007 (including an election made before January 1, 2005) that applies to an amount accrued under the Plan subject to Code section 409A will be treated as a new election under this paragraph unless an election in 2006 or 2007 would apply to amounts that otherwise would be payable in 2006 or 2007, respectively.

RESOLVED that, Section 10.03 of the J. C. Penney Corporation, Inc. Mirror Savings Plan and Mirror Savings Plans I and III be, and it hereby is, amended to read as follows, effective as of December 31, 2006:

2

10.03	Change in Payment Elections or Conditions on or Before December 31, 2007

With respect to amounts subject to Code section 409A, a Participant may make a new payment election on or before December 31, 2007, as permitted by IRS Notice 2006-79; and the election will not be treated as a change in the timing and form of payment under Code section 409A(a)(4) or an acceleration of a payment under Code section 409A(a)(3); provided, however, that a participant cannot in 2006 or 2007 change payment elections with respect to payments that the Participant would otherwise receive in 2006 or 2007, respectively, or to cause payments to be made in 2006 or 2007, respectively. Any election made by a Participant on or before December 31, 2007 (including an election made before January 1, 2005) that applies to an amount accrued under the Plan subject to Code section 409A will be treated as a new election under this paragraph unless an election in 2006 or 2007 would apply to amounts that otherwise would be payable in 2006 or 2007, respectively.

RESOLVED that the definitions of the terms "Pension Benefit" and "Unrestricted Benefit" in Article I (Definitions) of the BRP be, and they hereby are, amended effective for distributions commencing after December 31, 2006, to read as follows:

Pension Benefit: The monthly benefit that is payable to a Participant  pursuant to the provisions of the Pension Plan in the form of a single-life,  no-death-benefit annuity, assuming the Participant's benefit commencement  date under the Pension Plan is the first day of the month immediately  following the date of the Participant's Separation from Service; provided,  however, that the applicable terms of the Pension Plan as in effect on  October 3, 2004, are to be applied in calculating the monthly benefit  earned and vested under the Pension Plan as of December 31, 2004, and to  which the Participant had a legally binding right.

Unrestricted Benefit: The monthly benefit that would be payable to a Participant pursuant to the provisions of the Pension Plan in the form of a single-life, no-death-benefit annuity, assuming the Participant's benefit commencement date under the Pension Plan is the first day of the month immediately following the date of the Participant's Separation from Service, if the Participant's benefit under the Pension Plan were determined without applying the provisions of the Pension Plan relating to the limitation on compensation under Section 401(a) (17) of the Code or the limitation on benefits under Section 415 of the Code; provided, however, that the applicable terms of the Pension Plan as in effect on October 3, 2004, are to be applied in calculating the monthly benefit earned and vested under the Pension Plan as of December 31, 2004, and to which the Participant had a legally binding right.

3

RESOLVED that the last paragraph of subparagraph (b) of Paragraph (1) of Article IV of the SRP be, and it hereby is, amended to add the following sentence at the beginning of the paragraph effective for distributions commencing after December 31, 2006:

In determining the amount referred to in clause (i) of subparagraph (b) of this Paragraph (1) of this Article IV, the applicable terms of the Pension Plan as in effect on October 3, 2004, are to be applied in calculating the monthly benefit earned and vested under the Pension Plan as of December 31, 2004, and to which the Participant had a legally binding right.
and;

RESOLVED that the officers of the Company and its counsel be, and each of them hereby is, authorized to take all such further action, and to execute and deliver all such further instruments and documents, in the name and on behalf of the Company, and under its corporate seal or otherwise, and to pay all such expenses as shall in their judgment be necessary, proper, or advisable in order fully to carry out the intent and effectuate the purposes of the foregoing resolutions and each of them.

4